UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: April 30

Date of reporting period: October 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

October 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class C1	Class I
Nuveen Intermediate Tax Free Fund	FAMBX	—	FMBCX	FMBIX
Nuveen Short Term Municipal Bond Fund (formerly Nuveen Short Tax Free Fund)	FSHAX	NSVCX	—	FSHYX
Nuveen Tax Free Fund	FJNTX	—	FJCTX	FYNTX

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Paul Brennan, CFA, CPA, who has 20 years of investment experience, manages the Intermediate Tax Free Fund. Chris Drahn, CFA, with 31 years of investment experience, manages the Short Term Municipal Bond Fund. Doug White, CFA, with 28 years of investment experience, manages the Tax Free Fund.

Effective August 31, 2011, the Nuveen Short Term Municipal Bond Fund changed its name from Nuveen Short Tax Free Fund. There were no changes in the Fund’s investment objectives, policies or portfolio management personnel.

On September 26, 2011, the Board of Trustees of the Nuveen Intermediate Tax Free Fund approved the reorganization of the Fund into the Nuveen Intermediate Duration Municipal Bond Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Nuveen Intermediate Tax Free Fund. If shareholders approve the reorganization, the Nuveen Intermediate Tax Free Fund will be terminated and each shareholder will receive Nuveen Intermediate Duration Municipal Bond Fund shares with a total value equal to the total value of that shareholder’s Nuveen Intermediate Tax Free Fund shares immediately prior to the closing of the reorganization. A special meeting of Nuveen Intermediate Tax Free Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in mid-January 2012. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Nuveen Intermediate Tax Free Fund in mid-December 2011.

On November 18, 2011, the Board of Trustees of the Nuveen Tax Free Fund approved the reorganization of the Fund into the Nuveen All-American Municipal Bond Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Nuveen Tax Free Fund. If shareholders approve the reorganization, the Nuveen Tax Free Fund will be terminated and each shareholder will receive Nuveen All-American Municipal Bond Fund shares with a total value equal to the total value of that shareholder’s Nuveen Tax Free Fund shares immediately prior to the closing of the reorganization. A special meeting of Nuveen Tax Free Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in mid-March 2012. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Nuveen Tax Free Fund in late February/early March 2012.

Nuveen Investments	5

How did the Funds perform during the six-month period ended October 31, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the six-month, one-year, five-year, ten-year and since inception periods ending October 31, 2011. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Barclays Capital Municipal Bond Index and Lipper classification average.

What strategies were used to manage the Funds during the six-month reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years, although our ability to implement those strategies depended on the individual characteristics of the portfolios, as well as market conditions. Going into the reporting period, we were generally comfortable with the Funds’ positionings and saw little need to make large-scale shifts in holdings.

Nuveen Intermediate Tax Free Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital 1-15 Year Blend Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Classification Average for the six-month period ended October 31, 2011.

The municipal bond market rallied for much of the period, benefiting from falling U.S. Treasury rates as investors shifted away from riskier asset classes. Adding support to the market were the still-depressed supply levels as well as the low number of defaults, which contradicted earlier dramatic predictions by some market observers. Although the tide turned slightly against the municipal market as supply started to increase in October, it wasn’t enough to take away the positive returns for the segment overall during the six-month period.

As interest rates fell during the period, the municipal yield curve flattened with yields on five-year and longer maturity bonds declining the most. In this environment, the Fund’s sensitivity to interest rates was the biggest positive influence on performance relative to its benchmark and peers. As rates came down, performance benefited because prices increased more in seven-year and longer maturities where the Fund was extensively invested.

Another influential driver of performance was the Fund’s relatively higher weightings in the lower rated credit quality categories. As yields dropped lower, investors became willing to take on more risk and some bought lower rated bonds (A-rated and below) in their quest for extra yield. Lower quality, higher yielding bonds were bid up more than higher rated bonds and outperformed during the period. Therefore, the Fund benefited significantly from its weightings in BBB-rated and A-rated bonds.

In terms of sectors, performance was enhanced by exposure to tobacco settlement, health care and higher education bonds. Tobacco settlement bonds were a relatively new area of investment, while health care securities have been a significant holding for some time. We have emphasized health care bonds over the long term because of their historically

6	Nuveen Investments

beneficial income attributes and manageable credit risk profiles. Also, many of the Fund’s health care and higher education holdings are in the BBB and A rating categories, which was beneficial during this period.

As in all types of market environments, we used fundamental credit research to find bonds that we considered to be attractively valued and backed by financially solid issuers. We combined this bottom-up investing approach of seeking value where we can find it with top-down efforts to manage overall risk. Because we believed the Fund was well positioned, its sector weights remained largely unchanged during the period. However, we did make a few minor adjustments as we found attractive individual opportunities in select categories. As mentioned, we added very modestly to the Fund’s position in tobacco settlement bonds.

We also continued to emphasize various tax-obligation categories, which together represented the largest segment of the Fund. We like to favor bonds representing projects that provide essential services like schools, infrastructure, water/sewer systems and bridges.

We also allowed the Fund’s duration (its price sensitivity to changes in interest rates) to trend a little lower after the recent bout of strong municipal market performance, which brought it more in line with the Barclays Capital benchmark. Throughout the period, we continued to structure the Fund’s portfolio using mostly longer, intermediate-term securities, while keeping its overall average maturity in the eight- to nine-year range, similar to the benchmark.

Nuveen Short Term Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital 3-Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Classification Average for the six-month period ended October 31, 2011.

The municipal bond market rallied for much of the period, benefiting from falling U.S. Treasury rates as investors shifted away from riskier asset classes. Adding support to the market were the still-depressed supply levels as well as the low number of defaults, which contradicted earlier dramatic predictions by some market observers. Although the tide turned slightly against the municipal market as supply started to increase in October, it wasn’t enough to take away the positive returns for the segment overall during the six-month period.

As interest rates fell during the six-month period, the municipal yield curve flattened with yields on five-year and longer maturity bonds declining the most. Yields at the short end of the curve fell slightly. In this environment, the Fund’s maturity structure proved beneficial to its relative performance. We continued to structure the Fund with a significant weighting in very short-term bonds maturing in less than a year combined with a number of bonds with maturities spread out across the five- to ten-year maturity spectrum in order to pick up extra yield. Comparatively speaking, the Barclays Capital benchmark is primarily comprised of bonds with maturities between two and four years. Our strategy benefited relative performance during the period as the Fund’s five- to ten-year bonds, with their higher yields and positive price movements, outperformed the

Nuveen Investments	7

two- to four-year segment. However, the Fund’s short-term and cash equivalent holdings, which served to balance out the longer weightings, provided very small returns during the period. With this structure, the Fund still had an overall average maturity of approximately three years, similar to the Barclays Capital Index.

In terms of credit quality, the Fund was rewarded for its slight overweighting in mid-grade credits (A-rated and BBB-rated bonds). Also, the Fund’s positions in non-rated bonds aided results as the index has negligible exposure in this segment. Lower rated bonds outperformed higher rated bonds over the six-month period, benefiting from their meaningful yield advantages. Likewise, the Fund’s underweight position in AAA- and AA-rated bonds helped relative performance.

Most of the Fund’s non-rated exposure was in short maturity, senior housing bonds, which performed well due to their extra yield. In other areas, the Fund’s relative performance benefited from its meaningful weighting in the health care/hospital sector. We’ve favored this sector over the long term because of the beneficial income attributes and manageable credit risk these bonds have historically represented. As investors returned to the municipal market and searched for higher yielding alternatives, the health care sector outperformed the market overall. We also benefited from the Fund’s positions in bonds subject to the alternative minimum tax (AMT). At the front end of the curve, where yields can be very low, we do at times use bonds subject to AMT in order to pick up extra yield.

We did not make any major strategic changes to the Fund’s duration, or price sensitivity to interest rate movements, keeping it more in line with the Barclays Capital benchmark. Therefore, it did not have much of a performance impact during the period.

The Fund continued to be fairly diversified across sectors and states as we relied on our fundamental credit research to find what we believed were attractively valued bonds backed by financially solid issuers. While the Fund’s credit quality and sector breakdowns didn’t change much over the period, we did make a few minor adjustments based on market conditions. In light of the recent yield curve flattening and the Federal Reserve’s commitment to keep short rates low until mid-2013, we slightly repositioned the maturity profile of the Fund to a more laddered structure. With little risk of a sustained rise in rates over the short term, we whittled down the Fund’s cash equivalents and increased its overall weightings in the two- to five-year maturity range without extending the overall three-year average maturity of the portfolio. We also added select holdings — mainly in the A and BBB credit categories — in the airport, industrial development revenue, higher education, health care, general obligation, student loan and essential service utility bond sectors. To fund these purchases, we used the proceeds from calls, maturities and inflows into the Fund.

Nuveen Tax Free Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital Municipal Bond Index and the Lipper General Municipal Debt Funds Classification Average for the six-month period ended October 31, 2011.

The municipal bond market rallied for much of the period, benefiting from falling U.S. Treasury rates as investors shifted away from riskier asset classes. Adding support to the

8	Nuveen Investments

market were the still-depressed supply levels as well as the low number of defaults, which contradicted earlier dramatic predictions by some market observers. Although the tide turned slightly against the municipal market as supply started to increase in October, it wasn’t enough to take away the positive returns for the segment overall during the six-month period.

Sector emphasis was the biggest positive contributor to performance, both in terms of the Fund’s holdings and our security selection. In three sectors — health care, higher education and electric utilities — the Fund benefited from overweight positions versus the index. As investors returned to the municipal market and searched for higher yielding alternatives, these sectors performed well. Also, our security selection was strong in these three areas as our positions outperformed those in the index. In the local general obligation (GO) segment, the Fund’s results were aided by our underweight stance and solid security selection. Local GOs, which are highly reliant on property taxes as a source of revenue, underperformed the index as investors were concerned about the segment in light of the ongoing housing market struggles. However, the Fund benefited from owning some higher quality bonds within the local GO sector that were better able to weather the storm. While the Fund experienced very few areas of weakness, select holdings in the pre-refunded, housing and corporate-backed sectors underperformed.

In terms of credit quality, lower rated bonds outperformed higher rated bonds over the six-month period. Therefore, the Fund’s overweighting in BBB-rated and non-rated bonds relative to the Barclays Capital Index helped its performance. In particular, the Fund’s positions in non-rated bonds benefited results as the index has virtually no exposure in this segment.

As interest rates fell during the six-month period, the municipal yield curve flattened with yields on five-year and longer maturity bonds declining the most during the period. As has typically been the case, the Fund had a significant overweight in the longest maturity bonds, 20 years and beyond. As a result of the yield curve flattening, this overweight had a positive impact on the Fund’s relative performance as these longer bonds increased more in price. Yields at the short end of the curve also fell during the period, but by less than longer maturity bonds. However, the Fund continued to be structured with very few holdings in bonds with maturities of seven years and under so this segment had less impact on performance relative to the index.

Although the yield curve flattened during the period, it remained relatively steep by historical standards. Therefore, we did not make any strategic changes to the Fund’s duration (price sensitivity to interest-rate movements), keeping it longer than its benchmark throughout the period.

As in all types of market environments, we continued to focus on using fundamental credit research to find what we believed were attractively valued bonds backed by financially solid issuers. While the Fund’s credit quality and sector breakdowns didn’t change much over the period, we did make a few minor adjustments based on market conditions. We selectively reduced the Fund’s weightings in higher quality GO bonds and invested the proceeds in some essential service revenue bonds like water and sewer, which we believed had better return potential. We also maintained the Fund’s overweighting in

Nuveen Investments	9

longer maturities and increased exposure to 30-year bonds. The continued steepness of the yield curve made the values we were seeing in longer maturities more attractive to us. To fund these purchases, we used proceeds from some sales in the seven- to nine-year range as well as modest inflows into the Fund. We continued to emphasize mid-quality bonds, which we have done historically due to the value these positions have represented.

As is typical, we engaged in a number of tactical sales in the Fund as opportunities arose, whereby we sell holdings and replace them with bonds that we believe have more attractive long-term values. These tactical trades usually take place with investors who are looking for bonds with certain types of structures or characteristics and are willing to pay us attractive prices for bonds that we own.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade bonds carry heightened credit risk and potential for default.

Dividend Information

The Class A, Class C1 and Class I Shares of the Nuveen Intermediate Tax Free Fund experienced dividend increases in September 2011. The Class A and Class I Shares of the Nuveen Short Term Municipal Bond Fund had dividend increases in June and September 2011. The Class A, Class C1 and Class I Shares of the Nuveen Tax Free Fund had dividend increases in June and September 2011.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of October 31, 2011, all three Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

10	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Intermediate Tax Free Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.24%	3.36%	4.53%	4.27%
Class A Shares at maximum Offering Price	1.14%	0.28%	3.89%	3.96%
Barclays Capital 1-15 Year Blend Municipal Bond Index***	3.87%	3.62%	5.04%	N/A
Lipper Intermediate Municipal Debt Funds Classification Average***	3.72%	3.04%	4.05%	3.90%

Class I Shares	4.24%	3.42%	4.59%	4.38%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class C1 Shares	3.90%	2.76%	4.79%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.28%	3.46%	4.70%	4.40%
Class A Shares at maximum Offering Price	3.08%	0.39%	4.06%	4.08%
Class I Shares	6.29%	3.51%	4.76%	4.51%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class C1 Shares	5.92%	2.84%	5.25%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.82%
Class C1 Shares	1.27%
Class I Shares	0.62%

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class C1 Shares are from 10/28/09.

***	Refer to the Glossary of Terms Used in the Report for definitions.

12	Nuveen Investments

Nuveen Short Term Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	2.00%	1.95%	3.11%	2.71%
Class A Shares at maximum Offering Price	-0.59%	-0.62%	2.59%	2.41%
Barclays Capital 3-Year Municipal Bond Index***	1.47%	1.95%	4.24%	3.50%
Lipper Short Municipal Debt Funds Classification Average***	1.09%	1.20%	2.47%	2.27%

Class I Shares	2.09%	2.12%	3.27%	2.86%

Cumulative

Since Inception**
Class C Shares	-0.22%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	2.89%	2.12%	3.21%	2.76%
Class A Shares at maximum Offering Price	0.37%	-0.45%	2.68%	2.46%
Class I Shares	2.99%	2.39%	3.36%	2.91%

Cumulative

Since Inception**
Class C Shares	0.04%

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.71%
Class C Shares	1.06%
Class I Shares	0.51%

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class A Shares and I Shares, as well as for the comparative index and Lipper classification average, are from 10/25/02. Since inception returns for C Shares are from 8/31/11.

***	Refer to the Glossary of Terms Used in the Report for definitions.

Nuveen Investments	13

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tax Free Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.33%	4.44%	4.47%	4.78%
Class A Shares at maximum Offering Price	2.85%	0.02%	3.57%	4.32%
Barclays Capital Municipal Bond Index**	5.56%	3.78%	4.80%	4.93%
Lipper General Municipal Debt Funds Classification Average**	5.94%	2.83%	3.31%	3.90%

Class C1 Shares	7.14%	3.88%	3.89%	4.29%
Class I Shares	7.34%	4.53%	4.54%	4.95%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	10.33%	4.52%	4.69%	4.96%
Class A Shares at maximum Offering Price	5.65%	0.13%	3.79%	4.51%
Class C1 Shares	9.95%	3.85%	4.12%	4.46%
Class I Shares	10.34%	4.60%	4.79%	5.14%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.85%
Class C1 Shares	1.30%
Class I Shares	0.65%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in the Report for definitions.

14	Nuveen Investments

Yields (Unaudited) as of October 31, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Intermediate Tax Free Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.65%	2.66%	3.69%
Class C1 Shares	3.31%	2.12%	2.94%
Class I Shares	3.94%	2.76%	3.83%

Nuveen Short Term Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	1.97%	1.31%	1.82%
Class C Shares	1.67%	0.92%	1.28%
Class I Shares	2.20%	1.51%	2.10%

Nuveen Tax Free Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	4.01%	3.93%	5.46%
Class C1 Shares	3.77%	3.36%	4.67%
Class I Shares	4.41%	4.01%	5.57%

1	The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 28.0%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	15

Holding Summaries (Unaudited) as of October 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Intermediate Tax Free Fund

Bond Credit Quality1

Nuveen Short Term Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/General	27.4%
Health Care	19.8%
Tax Obligation/Limited	12.1%
Education and Civic Organizations	11.0%
U.S. Guaranteed	8.3%
Long-Term Care	7.6%
Utilities	5.3%
Other	8.5%

Portfolio Composition[1]
Health Care	22.4%
Education and Civic Organizations	19.0%
Tax Obligation/Limited	14.0%
Tax Obligation/General	11.2%
Transportation	8.0%
Long-Term Care	7.8%
Utilities	5.7%
Other	11.9%

States/U.S. Territories[1]
Illinois	14.5%
California	11.1%
Texas	10.5%
Colorado	8.1%
Arizona	5.0%
Washington	4.5%
Tennessee	4.0%
Kansas	3.1%
Massachusetts	3.1%
Florida	2.7%
North Carolina	2.5%
Pennsylvania	2.2%
Michigan	2.1%
Minnesota	2.1%
Missouri	2.1%
Wisconsin	2.0%
Ohio	1.6%
Other	18.8%

States/U.S. Territories[1]
California	9.9%
Florida	7.9%
Texas	7.0%
Pennsylvania	5.6%
Minnesota	5.3%
Virginia	4.6%
New Jersey	4.1%
Arizona	4.0%
Colorado	4.0%
Michigan	4.0%
Missouri	3.2%
Illinois	3.0%
Ohio	3.0%
Massachusetts	2.8%
Iowa	2.8%
South Carolina	2.2%
Georgia	2.1%
Kansas	1.8%
Indiana	1.7%
Tennessee	1.4%
Other	19.6%

1	As a percentage of total investments excluding money market funds as of October 31, 2011. Holdings are subject to change.

16	Nuveen Investments

Holding Summaries (Unaudited) (continued) as of October 31, 2011

Nuveen Tax Free Fund

Bond Credit Quality1

Portfolio Composition[1]
Health Care	24.5%
Long-Term Care	13.0%
Utilities	12.0%
Education and Civic Organizations	11.6%
Tax Obligation/Limited	9.9%
Tax Obligation/General	8.8%
Transportation	7.6%
Other	12.6%

States/U.S. Territories[1]
Texas	14.7%
Arizona	8.6%
California	8.4%
Illinois	7.9%
Florida	5.5%
Pennsylvania	4.3%
South Dakota	4.0%
Georgia	3.7%
Colorado	3.3%
Michigan	3.0%
Minnesota	3.0%
Wisconsin	2.7%
Oregon	2.6%
Puerto Rico	2.3%
Washington	2.2%
Massachusetts	2.0%
North Carolina	1.8%
Tennessee	1.8%
Other	18.2%

1	As a percentage of total investments excluding money market funds as of October 31, 2011. Holdings are subject to change.

Nuveen Investments	17

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the Class C expense example for Nuveen Short Term Municipal Bond reflect only the first 62 days of the class’ operations they may not provide a meaningful understanding of the class’ ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Intermediate Tax Free Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C1 Shares	I Shares	A Shares	C1 Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,042.40	$1,039.00	$1,042.40	$1,021.37	$1,018.55	$1,021.82
Expenses Incurred During Period	$3.85	$6.71	$3.39	$3.81	$6.65	$3.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.31% and .66% for Classes A, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Short Term Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,020.00	$997.80	$1,020.90	$1,021.52	$1,019.76	$1,022.52
Expenses Incurred During Period	$3.66	$5.37	$2.64	$3.66	$5.43	$2.64

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .72% and .52% for Classes A and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). For Class C of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the days in the period since class commencement of operations).

Nuveen Tax Free Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C1 Shares	I Shares	A Shares	C1 Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,073.30	$1,071.40	$1,073.40	$1,021.37	$1,018.45	$1,021.72
Expenses Incurred During Period	$3.91	$6.93	$3.54	$3.81	$6.75	$3.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.33% and .68% for Classes A, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

18	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	MUNICIPAL BONDS – 98.4%

	Alabama – 1.4%

$755	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D, 5.000%, 11/15/15	No Opt. Call	A3		$801,538

1,130	Huntsville, Alabama, Electric System Revenue Warrants, Refunding Series 2007, 4.000%, 12/01/18 – AGM Insured	12/17 at 100.00	AA+		1,249,950

2,000	Mobile, Alabama, General Obligation Warrants, Improvement and Refunding Series 2008B, 5.000%, 2/15/20	No Opt. Call	Aa2		2,226,400

	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A:
1,500	5.000%, 9/01/18	No Opt. Call	A+		1,658,175
4,000	5.750%, 9/01/22	9/18 at 100.00	A+		4,423,480
9,385	Total Alabama				10,359,543
	Alaska – 0.0%

400	Aleutians East Burough Project, Alaska, Revenue Bonds, Series 2006, 4.375%, 6/01/15 – ACA Insured	No Opt. Call	N/R		374,224
	Arizona – 4.9%

4,120	Arizona Board of Regents, Certificates of Participation, University of Arizona Projects, Refunding Series 2007B, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	AA–		4,474,938

3,150	Arizona Health Facilities Authority, Revenue Bonds, American Baptist Estates – Terraces Project, Series 2003A, 7.500%, 11/15/23 (Pre-refunded 11/15/13)	11/13 at 101.00	N/R	(4)	3,571,344

150	Arizona State Game and Fish Department and Commission, Beneficial Interest Certificates in Lease Purchase Agreement, AGF Administration Building Project, Series 2006, 4.500%, 7/01/15	No Opt. Call	A3		163,274

1,945	Arizona State, Certificates of Participation, Series 2008A, 4.000%, 9/01/17 – AGM Insured	No Opt. Call	AA+		2,105,463

	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A:
1,000	5.000%, 7/01/16 – AMBAC Insured	No Opt. Call	Aa3		1,127,530
1,050	5.000%, 7/01/17 – AMBAC Insured	No Opt. Call	Aa3		1,190,826

6,000	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	No Opt. Call	AA		6,599,220

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A–		2,092,560

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A–		1,465,825

	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B:
295	4.750%, 7/01/18 – AGM Insured	7/16 at 100.00	AA+		343,041
565	4.750%, 7/01/18 – AGM Insured	7/16 at 100.00	AA+		627,359

290	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B, 4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA+	(4)	335,939

2,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/22	7/20 at 100.00	A+		2,206,780

	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C:
1,000	4.375%, 7/01/18 – NPFG Insured	7/17 at 100.00	Aa2		1,104,310
1,000	4.500%, 7/01/19 – NPFG Insured	7/17 at 100.00	Aa2		1,095,060

2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 – AGM Insured	No Opt. Call	AA+		2,997,823

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/20	9/18 at 100.00	A–		1,062,170

1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapi Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B., 5.375%, 7/01/28	7/19 at 100.00	Aa2		1,471,905

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,022	Tempe Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2004A, 5.375%, 12/01/13	No Opt. Call	N/R	$986,056

1,760	Tucson Airport Authority Inc., Arizona, Revenue Bonds, Series 2003, 5.000%, 6/01/13 – AGM Insured	No Opt. Call	AA+	1,880,050
33,722	Total Arizona			36,901,473
	Arkansas – 0.3%

1,000	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.750%, 12/01/21	12/18 at 100.00	A+	1,121,190

1,000	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Series 2005B, 4.500%, 11/01/16 – NPFG Insured	11/15 at 100.00	Aa2	1,110,500
2,000	Total Arkansas			2,231,690
	California – 10.9%

	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004:
335	4.500%, 8/15/12	No Opt. Call	A–	341,780
1,215	5.000%, 8/15/17	8/14 at 100.00	A–	1,261,753

1,525	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Childrens Hospital & Research Center at Oakland, Refunding Series 2007A, 4.500%, 12/01/18	12/17 at 100.00	A–	1,624,827

1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	A+	1,679,433

2,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	A–	1,797,700

920	Apple Valley Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2 Series 2007, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	BBB+	910,165

1,000	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 – AGM Insured	5/18 at 100.00	AA+	1,118,070

1,000	California Educational Facilities Authority, Revenue Bonds, Lutheran University, Series 2004C, 5.000%, 10/01/24	10/14 at 100.00	Baa1	999,960

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	3/19 at 100.00	A	545,640

3,010	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A	3,371,712

2,245	California State Public Works Board, Lease Revenue Bonds, California State University Monterey Bay Campus Library Project, Series 2009D, 6.000%, 4/01/25	4/19 at 100.00	Aa3	2,467,884

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2009B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3	1,465,128

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24	10/19 at 100.00	A2	5,222,500

245	California State, General Obligation Bonds, Series 2001, 5.000%, 11/01/18	11/11 at 100.00	A1	245,796

15	California State, General Obligation Bonds, Series 2001, 5.000%, 11/01/18 (Pre-refunded 11/01/11)	11/11 at 100.00	AAA	15,000

	California State, General Obligation Bonds, Series 2003:
1,000	5.000%, 2/01/16	8/13 at 100.00	A1	1,065,380
2,000	5.000%, 2/01/17	8/13 at 100.00	A1	2,127,880

	California State, General Obligation Bonds, Series 2004:
1,500	5.000%, 2/01/21	2/14 at 100.00	A1	1,596,660
500	5.125%, 4/01/24	4/14 at 100.00	A1	525,710

	California State, General Obligation Bonds, Series 2007:
500	5.000%, 8/01/19	2/17 at 100.00	A1	546,260
1,000	5.000%, 12/01/23	12/17 at 100.00	A1	1,098,180

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$500	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 4.250%, 11/01/33 – FGIC Insured	11/16 at 100.00	A1		$545,875

700	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/30	3/15 at 100.00	A		698,705

275	California Statewide Communities Development Authority, Revenue Bonds, Elder Care Alliance of San Francisco, Series 2002A, 7.250%, 11/15/11 (ETM)	No Opt. Call	AA+	(4)	275,748

1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007B, 5.200%, 10/01/37 – AMBAC Insured	10/18 at 100.00	A–		983,320

1,210	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging, Series 2003, 5.000%, 11/15/12	No Opt. Call	A–		1,255,593

2,000	California, State Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.000%, 7/01/20	7/19 at 100.00	Aa3		2,291,960

	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008:
500	5.250%, 8/01/23	No Opt. Call	Aa2		557,355
2,000	5.000%, 8/01/24	No Opt. Call	Aa2		2,174,600

2,100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA+		2,063,586

2,710	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	BBB–		2,192,932

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	Aa3		551,798

2,015	Las Virgenes Unified School District, Los Angeles, California, General Obligation Bonds, 2006 Election, 2009B, 0.000%, 8/01/27	No Opt. Call	AA–		856,677

1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BBB–		1,013,910

	Port of Oakland, California, Revenue Refunding Bonds, Inter Lien, Series 2007B:
2,530	5.000%, 11/01/18 – NPFG Insured	11/17 at 100.00	A–		2,777,991
1,070	5.000%, 11/01/19 – NPFG Insured	11/17 at 100.00	A–		1,156,788

1,000	San Bernardino Community College District, California, General Obligation Bonds, Series 2008A, 6.500%, 8/01/27	No Opt. Call	Aa2		1,177,260

575	San Bernardino County Redevelopment Agency, California, Tax Allocation Refunding Bonds, San Sevaine Project, Series 2005A, 5.000%, 9/01/16 – RAAI Insured	9/15 at 100.00	BBB		595,838

1,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/17 – FGIC Insured	No Opt. Call	Aa1		855,420

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	Aa2		1,061,390

2,000	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/16 – NPFG Insured	8/15 at 95.72	Aa1		1,758,020

	Santa Paula Utility Authority, California, Water Enterprise Revenie Bonds, Series 2010:
2,510	5.000%, 2/01/28	2/20 at 100.00	AA–		2,644,160
2,630	5.000%, 2/01/29	2/20 at 100.00	AA–		2,763,078
2,765	5.000%, 2/01/30	2/20 at 100.00	AA–		2,891,222

	South Bayside Waste Management Authority, California, Solida Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
2,500	5.250%, 9/01/24	9/19 at 100.00	A–		2,556,350
1,200	6.250%, 9/01/29	9/19 at 100.00	A–		1,255,380

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B:
$1,180	6.000%, 8/01/22	8/19 at 100.00	A1		$1,347,678
1,410	6.125%, 8/01/23	8/19 at 100.00	A1		1,605,863
1,585	6.250%, 8/01/24	8/19 at 100.00	A1		1,790,765
1,265	6.375%, 8/01/25	8/19 at 100.00	A1		1,423,656
500	6.500%, 8/01/26	8/19 at 100.00	A1		561,475

1,100	Upland Community Redevelopment Agency, California, Tax Allocation Refunding Bonds, A Merged Project, Series 2006, 4.250%, 9/01/26 – AMBAC Insured	9/16 at 100.00	A		943,261

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa3		1,087,146

3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31	8/26 at 100.00	AA–		1,930,170

2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	Aa3		2,879,800

995	Whittier Public Financing Authority, California, Tax Allocation Revenue Bonds, Whittier Redevelopment Agency, Series 2007A, 5.000%, 11/01/21 – AMBAC Insured	11/17 at 100.00	A–		999,657

815	Woodland Finance Authority, California, Lease Revenue Bonds, Series 2002, 4.700%, 3/01/19 – SYNCORA GTY Insured	3/13 at 102.00	A1		849,279
82,945	Total California				82,401,124
	Colorado – 8.0%

1,125	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008, 5.500%, 12/01/21	12/18 at 100.00	Aa2		1,335,758

5,000	Adams County, Colorado, Pollution Control Refunding Revenue Bonds, Public Service Company of Colorado Projects, Senior Lien Series 2005A, 4.375%, 9/01/17 – NPFG Insured	9/15 at 100.00	A		5,152,750

225	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Series 2001, 5.250%, 12/01/11 (ETM)	No Opt. Call	Baa3	(4)	225,947

140	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Classical Academy Charter School, Series 2000, 6.375%, 12/01/11 (ETM)	No Opt. Call	AA+	(4)	140,722

	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Classical Academy Charter School, Series 2000:
1,500	6.750%, 12/01/16 (Pre-refunded 12/01/11)	12/11 at 100.00	AA+	(4)	1,508,205
1,500	7.250%, 12/01/21 (Pre-refunded 12/01/11)	12/11 at 100.00	AA+	(4)	1,508,805

175	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 4.750%, 6/15/22	6/17 at 100.00	A		176,633

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-7, 4.350%, 9/01/20 – AGM Insured	5/18 at 100.00	AA+		770,733

1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20	No Opt. Call	N/R		1,393,602

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association Project, Series 2006A:
500	5.000%, 5/15/12 – RAAI Insured	No Opt. Call	BBB+		506,160
405	5.000%, 5/15/13 – RAAI Insured	No Opt. Call	BBB+		416,984

1,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003B, 6.000%, 5/15/26 – AGM Insured	5/19 at 100.00	AA+		1,125,230

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AAA		7,874,400

1,500	Colorado Health Facilities Authority, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 5.125%, 10/01/17	No Opt. Call	AA		1,745,475

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

	Colorado Health Facilities Authority, Revenue Bonds, Christian Living Communities Project, Series 2006A:
$600	5.250%, 1/01/14	No Opt. Call	N/R		$609,030
620	5.250%, 1/01/15	No Opt. Call	N/R		629,883

500	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2005, 5.000%, 12/01/16	12/15 at 100.00	BBB–		508,130

1,250	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2007B, 4.250%, 12/01/15 – RAAI Insured	No Opt. Call	Baa2		1,285,638

640	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/16	9/13 at 100.00	A3		661,773

1,500	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.250%, 11/01/23	11/18 at 100.00	Aa2		1,629,510

	Colorado, Certificates of Participation, Colorado Pentitentary II Program, Refunding Series 2010:
150	0.000%, 3/01/14	No Opt. Call	AA–		146,736
1,390	4.000%, 3/01/15	No Opt. Call	Aa2		1,474,846

1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BBB		1,486,275

1,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	Baa1		1,554,360

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,500	5.000%, 12/15/20	No Opt. Call	Aa2		1,800,090
2,175	5.000%, 12/15/21	No Opt. Call	Aa2		2,621,615
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2		1,821,740

285	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	A		289,797

5,500	Mesa County, Colorado, Residual Revenue and Refunding Bonds, Series 1992, 0.000%, 12/01/11 (ETM)	No Opt. Call	N/R	(4)	5,498,680

2,170	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 5.700%, 12/01/17	12/13 at 102.00	BBB–		2,285,032

1,000	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.300%, 12/15/19 – ACA Insured	12/16 at 100.00	N/R		849,780

2,250	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.250%, 6/15/15 – AMBAC Insured (ETM)	No Opt. Call	N/R	(4)	2,590,178

725	Platte River Power Authority, Colorado, Power Revenue Bonds, Refunding Series 2007GG, 4.500%, 6/01/17 – AGM Insured	No Opt. Call	AA+		835,352

1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2		1,201,450

1,325	Rangeview Library District, Adams County, Colorado, Certificates of Participation, Rangeview Library Projects, Series 2008, 4.500%, 12/15/20 – AGC Insured	12/18 at 100.00	AA+		1,433,968

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	N/R		2,239,166
2,030	4.000%, 12/01/24	12/20 at 100.00	N/R		2,015,445

1,000	Walker Field Public Airport Authority, Colorado, Airport Revenue Bonds, Series 2007, 5.000%, 12/01/22	12/17 at 100.00	Baa2		1,008,300
59,525	Total Colorado				60,358,178
	Connecticut – 0.1%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B, 5.000%, 7/01/14 – RAAI Insured	No Opt. Call	N/R		1,052,160

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia – 0.5%

$3,480	District of Columbia, Revenue Bonds, The Catholic University of America, Series 2010, 5.000%, 10/01/23	10/18 at 100.00	A	$3,726,349
	Florida – 2.7%

90	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 5.500%, 6/01/17	No Opt. Call	A+	99,646

1,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/18	No Opt. Call	A+	1,077,730

2,205	Clay County School Board, Florida, Certificates of Participation, Refunding Series 2005B, 5.000%, 7/01/18 – NPFG Insured	7/15 at 100.00	A1	2,353,000

2,250	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	2,241,945

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2008A, 6.500%, 11/15/38	No Opt. Call	AA–	2,380,480

2,520	Miami-Dade County Educational Facilities Authority, Revenue Bonds, Florida University of Miami, Series 2008A, 5.150%, 4/01/23	4/16 at 100.00	A–	2,677,046

5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured	No Opt. Call	AA+	5,335,000

2,100	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28	10/18 at 100.00	A	2,151,408

1,400	Palm Beach County Health Facilities Authority, Florida, Retirement Community Revenue Bonds, Abbey Delray South, Refunding Series 2003, 5.250%, 10/01/13	No Opt. Call	N/R	1,467,830

350	Vero Beach, Florida, Electric Refunding Revenue Bonds, Series 2003A, 4.000%, 12/01/19 – AGM Insured	12/18 at 100.00	Aa3	374,416
18,915	Total Florida			20,158,501
	Georgia – 1.4%

2,000	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 4.375%, 12/01/18 – AGC Insured	12/17 at 100.00	AA+	2,099,560

1,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	N/R	1,032,760

	Fayette County School District, Georgia, General Obligation Bonds, Deferred Interest Series 2005:
500	4.150%, 3/01/14 – AGM Insured	No Opt. Call	AA+	538,700
265	4.250%, 3/01/15 – AGM Insured	No Opt. Call	AA+	292,115

4,500	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A, 5.800%, 2/15/18	2/12 at 100.00	N/R	4,406,940

2,000	Glynn-Brunswick Memorial Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, Southeast Georgia Health Systems, Series 2008A, 5.250%, 8/01/23	8/18 at 100.00	A2	2,086,340
10,265	Total Georgia			10,456,415
	Hawaii – 1.5%

5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30	7/20 at 100.00	A3	4,949,750

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30	7/20 at 100.00	A3	1,045,326

5,000	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009C-1, 7.500%, 11/15/15	5/12 at 100.00	N/R	5,057,000
11,025	Total Hawaii			11,052,076
	Idaho – 0.7%

3,000	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	3,449,580

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Idaho (continued)

$500	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.000%, 9/01/12	No Opt. Call	BB+		$501,180

1,000	University of Idaho, General Revenue Bonds, Series 2007B, 4.500%, 4/01/41 (Mandatory put 4/01/18) – AGM Insured	No Opt. Call	AA–		1,104,630
4,500	Total Idaho				5,055,390
	Illinois – 14.3%

1,840	Bolingbrook Park District, Illinois, General Obligation Bonds, Series 2007A, 4.500%, 1/01/17 – CIFG Insured	No Opt. Call	Aa2		2,043,191

5,545	Chicago Park District, Illinois, General Obligation Bonds, Refunding Series 2005B, 5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	AA+		5,933,760

2,300	Chicago Park District, Illinois, General Obligation Bonds, Series 2010A, 4.500%, 1/01/23	7/20 at 100.00	AA+		2,491,130

7,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/15 – FGIC Insured	No Opt. Call	Aa3		6,411,020

2,000	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.300%, 1/01/16 – NPFG Insured	No Opt. Call	Aa3		2,238,300

1,350	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998C, 5.500%, 1/01/14 – NPFG Insured	No Opt. Call	A		1,457,892

3,625	Cook County Community Unit School District 401, Illinois, Limited Tax Capital Appreciation Bonds, Series 1999, 0.000%, 12/01/11 – AGM Insured	No Opt. Call	N/R		3,621,121

1,000	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/16 – AGM Insured	No Opt. Call	AA+		1,103,040

2,440	Cook County School District 102 La Grange, Illinois, General Obligation Bonds, Series 2001, 0.000%, 12/01/13 – FGIC Insured	No Opt. Call	Aa2		2,321,684

2,250	Cook County School District 123 Oak Lawn, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/15 – NPFG Insured	No Opt. Call	A+		1,936,778

3,465	Cook County School District 205 Thornton Township, Illlinois, General Obligation Bonds, Series 2008, 5.250%, 12/01/21 – AGC Insured	12/18 at 100.00	AA+		3,879,761

1,175	Cook County School District 88, Bellwood, Illinois, Genral Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 – AGM Insured	12/14 at 100.00	Aa3		1,300,396

500	Cook County School District 88, Bellwood, Illinois, Genral Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa3	(4)	565,235

1,000	Cook County, Illinois, General Obligation Refunding Bonds, Series 1997A, 6.250%, 11/15/11 – NPFG Insured	No Opt. Call	AA		1,002,210

1,000	Elk Grove Village, Cook and DuPage Counties, Illinois, General Obligation Bonds, Improvement Series 2007, 4.125%, 1/01/19 – NPFG Insured	1/16 at 100.00	Aaa		1,066,960

	Grundy and Will Counties Community Unit School District 1 Coal City, Illinois, General Obligation Bonds, Series 2008:
1,550	5.875%, 2/01/19	8/18 at 100.00	Aa3		1,857,768
2,100	5.875%, 2/01/22	8/18 at 100.00	Aa3		2,429,091
2,545	5.875%, 2/01/24	8/18 at 100.00	Aa3		2,895,421

2,750	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGM Insured	No Opt. Call	Aa3		2,179,650

	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A:
1,000	4.750%, 3/01/30	3/17 at 100.00	A+		1,099,020
500	4.125%, 3/01/30 (Mandatory put 3/01/16)	No Opt. Call	A+		533,095

1,500	Illinois Finance Authority, Gas Supply Revenue Refunding Bonds, Peoples Gas, Light and Coke Company, Senior Lien Series 2005A, 4.300%, 6/01/35 – AMBAC Insured	6/16 at 100.00	A1		1,629,705

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$4,000	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 5.750%, 4/01/24	10/19 at 100.00	Baa2		$4,122,760

	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A:
1,200	6.000%, 2/01/25 – AMBAC Insured	2/18 at 100.00	A+		1,285,620
1,280	6.000%, 2/01/26 – AMBAC Insured	2/18 at 100.00	A+		1,360,205
500	6.000%, 2/01/28 – AMBAC Insured	2/18 at 100.00	A+		528,295

1,000	Illinois Finance Authority, Revenue Bonds, Franciscan Communities Inc., Refunding Series 2007A, 5.500%, 5/15/27	5/17 at 100.00	N/R		849,160

1,745	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.000%, 2/15/15	No Opt. Call	N/R		1,715,841

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.500%, 2/01/23	2/19 at 100.00	Baa3		971,960

1,320	Illinois Finance Authority, Revenue Bonds, Landing at Plymouth Place Project, Series 2005A, 5.250%, 5/15/14	No Opt. Call	N/R		1,297,877

4,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29	5/19 at 100.00	A		4,440,280

	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007:
500	5.250%, 4/01/22	4/17 at 100.00	Baa2		497,995
1,750	5.400%, 4/01/27	4/17 at 100.00	Baa2		1,731,870

2,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 6.750%, 11/01/24	11/18 at 100.00	A2		2,223,660

1,500	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29	No Opt. Call	A2		1,606,875

600	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (5), (6)	1/12 at 15.07	N/R		1,782

	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A:
700	5.400%, 5/15/17 (5)	2/12 at 100.00	N/R		199,500
700	5.500%, 5/15/18 (6)	2/12 at 100.00	N/R		199,500

1,870	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.500%, 2/15/14	No Opt. Call	N/R		1,841,483

300	Illinois Health Facilities Authority, Revenue Refunding Bonds, Evangelical Hospitals Corporation, Series 1992A, 6.750%, 4/15/12 (ETM)	No Opt. Call	AA–	(4)	308,643

385	Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1983 (Mercy Hospital and Medical Center), Chicago, Illinois, 10.000%, 1/01/15 (ETM)	No Opt. Call	N/R	(4)	445,399

	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001:
1,405	4.750%, 6/15/13 – AMBAC Insured	No Opt. Call	A		1,476,177
1,620	5.100%, 6/15/16 – AMBAC Insured	6/15 at 101.00	A		1,794,814

1,000	Illinois State, General Obligation Bonds, Refunding Series 2004B, 5.000%, 3/01/14	No Opt. Call	A+		1,079,890

370	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/17	No Opt. Call	A+		410,485

300	Illinois, General Obligation Bonds, Series 1997, 5.200%, 7/01/16	No Opt. Call	A+		301,059

2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA–		1,503,117

	McCook, Illinois, General Obligation Bonds, Series 2008:
500	5.000%, 12/01/26	12/18 at 100.00	A–		532,305
1,000	5.100%, 12/01/28	12/18 at 100.00	A–		1,057,440

1,000	Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Bonds, Refunding Series 2002B, 0.000%, 6/15/17 – NPFG Insured	No Opt. Call	AAA		1,067,440

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$7,570	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A		$8,050,165

500	Rockford School District 205, Winnebago and Boone Counties, Illinois, General Obligation Bonds, Series 2001, 5.000%, 2/01/14 – NPFG Insured	No Opt. Call	A1		540,220

	Saint Clair County, Illinois, General Obligation Bonds, Alternative Revenue Source Refunding Series 2009:
1,000	4.500%, 10/01/20	10/19 at 100.00	AA		1,110,940
1,100	5.000%, 10/01/22	10/19 at 100.00	AA		1,235,674

1,680	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	Aa3		1,398,936

1,320	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured (ETM)	No Opt. Call	Aa3	(4)	1,179,803

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA+		1,149,990

2,000	Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/26	2/17 at 100.00	BBB		1,900,320

1,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 5.000%, 10/01/18 – NPFG Insured	10/16 at 100.00	A+		1,086,720

3,870	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/17 – AGM Insured	No Opt. Call	AA–		3,136,171

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston, and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
535	6.250%, 6/01/24	6/18 at 100.00	AA		617,117
1,150	5.750%, 6/01/25	6/18 at 100.00	AA		1,278,432
310	5.750%, 6/01/26	6/18 at 100.00	AA		343,480
107,115	Total Illinois				107,875,628
	Indiana – 0.9%

710	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/17	4/14 at 100.00	N/R		659,320

1,000	Avon Community School Building Corporation, Hendricks County, Indiana, First Mortgage Bonds, Refunding Series 2007, 4.500%, 7/15/20 – AMBAC Insured	7/17 at 100.00	A		1,074,820

1,030	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1993A, 5.750%, 6/01/12 – AMBAC Insured	No Opt. Call	AA+		1,060,148

1,250	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2007, 4.000%, 7/15/18 – NPFG Insured	7/17 at 100.00	AA+		1,374,150

1,000	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Memorial Health System, Series 1998A, 4.750%, 8/15/12 – NPFG Insured	2/12 at 100.00	AA–		1,003,320

	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A:
450	5.750%, 5/15/16	No Opt. Call	N/R		453,105
230	5.550%, 5/15/19	11/11 at 100.00	N/R		224,837

775	Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage Bonds, Series 2002, 5.750%, 7/15/15 (Pre-refunded 1/15/12) – FGIC Insured	1/12 at 100.00	AA–	(4)	783,866
6,445	Total Indiana				6,633,566
	Iowa – 1.4%

500	Iowa Finance Authority, Retirement Community Revenue Bonds, Friendship Haven Project, Series 2004A, 5.750%, 11/15/19	11/11 at 100.00	N/R		500,525

1,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Central College, Refunding Series 2001, 5.450%, 10/01/26 – RAAI Insured	1/12 at 100.00	N/R		1,000,010

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Iowa (continued)

$2,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2002, 5.500%, 10/01/28 (Pre-refunded 10/01/12) – ACA Insured	10/12 at 100.00	N/R	(4)	$2,094,840

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2005A:
925	4.700%, 10/01/16	10/13 at 100.00	N/R		830,604
1,100	4.750%, 10/01/17	10/13 at 100.00	N/R		968,539
1,155	4.800%, 10/01/18	10/13 at 100.00	N/R		999,710

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Refunding Bonds, Upper Iowa University Project, Series 2010, 5.500%, 9/01/25	9/20 at 100.00	N/R		1,286,000

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22	6/20 at 100.00	AA		2,243,980

615	Muscatine, Iowa, Electric Revenue Bonds, Series 1980, 9.700%, 1/01/13 (ETM)	No Opt. Call	AAA		652,466
10,545	Total Iowa				10,576,674
	Kansas – 3.1%

2,000	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Refunding Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa		2,341,100

7,500	Johnson County, Kansas, Residual Revenue and Refunding Bonds, Series 1992, 0.000%, 5/01/12 (ETM)	No Opt. Call	Aaa		7,486,575

2,200	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23	11/19 at 100.00	AA–		2,483,756

1,405	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 4.500%, 11/15/17	11/15 at 100.00	A2		1,488,864

1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA		2,060,419

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 5.125%, 9/01/21	9/17 at 100.00	A+		1,070,040

	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A:
700	5.750%, 11/15/13	No Opt. Call	N/R		719,117
765	5.750%, 11/15/14	No Opt. Call	N/R		791,094
820	5.750%, 11/15/15	No Opt. Call	N/R		850,561

155	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-2, 6.700%, 6/01/29	No Opt. Call	Aaa		157,996

1,045	Sedgwick County Unified School District 267, Harvey County, Kansas, General Obligation Bonds, Series 1999, 5.250%, 11/01/12 – AMBAC Insured	No Opt. Call	N/R		1,090,144

2,500	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29	11/21 at 100.00	A+		2,570,525
21,940	Total Kansas				23,110,191
	Kentucky – 0.4%

2,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA+		2,139,240

1,135	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/28	5/18 at 100.00	Baa3		1,201,522
3,135	Total Kentucky				3,340,762
	Louisiana – 0.2%

500	Calcasieu Parish School District 23, Lousiana, General Obligation Bonds, Public School Improvement Series 2008, 4.600%, 2/15/20	2/13 at 100.00	A+		508,750

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Louisiana (continued)

$425	Louisiana Local Government Environmental Facilities and Community Development Authority, Senior Air Cargo Revenue Bonds, Cargo Acquisition Companies Obligated Group,, 6.650%, 1/01/25 (Alternative Minimum Tax)	1/12 at 101.00	Ba2		$381,459

715	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/11 at 101.00	A–		715,472
1,640	Total Louisiana				1,605,681
	Maine – 0.1%

740	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 – NPFG Insured	1/18 at 100.00	A1		792,126
	Maryland – 0.1%

	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006:
350	5.000%, 11/01/13	No Opt. Call	BBB+		370,853
700	4.000%, 11/01/15	No Opt. Call	BBB+		739,046
1,050	Total Maryland				1,109,899
	Massachusetts – 3.0%

1,875	Massachusetts Bay Transportation Authority, General Obligation Transportation System Refunding Bonds, Series 1994A, 6.250%, 3/01/12	No Opt. Call	AA+		1,912,181

2,500	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	10/17 at 100.00	N/R		2,399,950

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
900	4.500%, 7/01/21	7/20 at 100.00	Baa2		899,946
1,765	4.500%, 7/01/22	7/20 at 100.00	Baa2		1,737,007
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2		1,679,971

1,415	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.800%, 1/01/17 (Alternative Minimum Tax)	No Opt. Call	AA		1,500,155

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/15 – AGC Insured	No Opt. Call	AA+		2,178,000

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22	10/19 at 100.00	Baa1		510,960
2,595	5.500%, 10/15/26	10/19 at 100.00	Baa1		2,650,196

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 6.000%, 7/01/24	7/19 at 100.00	BBB		3,246,390

1,395	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	1/12 at 100.00	AAA		1,588,180

1,000	Massachusetts, Special Obligation Revenue Bonds, Series 1997A, 5.500%, 6/01/13	No Opt. Call	AAA		1,074,670

1,400	Springfield, Massachusetts, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/20 – AGM Insured	No Opt. Call	AA+		1,519,322
22,050	Total Massachusetts				22,896,928
	Michigan – 2.1%

790	Algonac Community Schools, Saint Clair County, Michigan, General Obligation Bonds, School Building & Site Series 2008-I, 4.000%, 5/01/19 – AGM Insured	5/18 at 100.00	AA+		842,401

1,075	Constantine Public Schools, Saint Joseph County, Michigan, General Obligation Bonds, Series 2002, 5.000%, 5/01/16	11/12 at 100.00	Aa2		1,119,795

55	Detroit, Michigan, Water Supply System Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/12 – FGIC Insured (ETM)	No Opt. Call	A1	(4)	56,937

2,675	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/20 – AGM Insured	5/18 at 100.00	AA+		2,935,679

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Michigan (continued)

$3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+		$3,840,758

600	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R		605,208

3,150	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/15 (Pre-refunded 3/01/13)	3/13 at 100.00	A1	(4)	3,363,476

1,300	Romulus Economic Development Corporation, Michigan, Limited Obligation Revenue Refunding Bonds, Romulus HIR LP Project, Series 1992, 7.000%, 11/01/15 (ETM)	11/11 at 100.00	N/R	(4)	1,591,967

1,300	Western Michigan University, General Revenue Refunding Bonds, Series 2008, 5.000%, 11/15/23 – AGM Insured	5/18 at 100.00	AA+		1,401,569
14,485	Total Michigan				15,757,790
	Minnesota – 2.1%

1,590	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006, 5.375%, 2/01/17	2/16 at 100.00	N/R		1,583,036

305	City of Minneapolis, Minnesota, Hospital Facilities Revenue Bonds (St. Marys Hospital and St. Marys Rehabilitation Center Projects), Series 1983, 10.000%, 6/01/13 (ETM)	No Opt. Call	AAA		334,451

2,000	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A		2,264,360

	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010:
2,650	5.000%, 8/01/18	No Opt. Call	BBB		2,801,713
1,240	4.250%, 8/01/20	8/18 at 100.00	BBB		1,218,759

1,165	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – NPFG Insured	1/13 at 100.00	A		1,199,670

2,135	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 5.875%, 11/15/11	No Opt. Call	A		2,138,608

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,255	5.500%, 5/01/20	5/17 at 100.00	N/R		1,297,645
815	5.500%, 5/01/21	5/17 at 100.00	N/R		835,562

295	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Refunding Series 2006-6-K, 5.000%, 5/01/12	No Opt. Call	Baa2		300,112

515	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 5.250%, 12/01/11	No Opt. Call	N/R		515,052

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009-A1, 5.000%, 11/15/24	11/19 at 100.00	AA–		1,052,060
14,965	Total Minnesota				15,541,028
	Mississippi – 0.2%

1,440	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A, 5.000%, 8/15/16	No Opt. Call	A–		1,576,800
	Missouri – 2.0%

1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	N/R		1,033,180

1,405	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 4.350%, 3/01/14	No Opt. Call	BBB+		1,450,339

505	Kansas City, Missouri, Special Obligation Bonds, East Village Project, Series 2008B, 5.000%, 4/15/22 – AGC Insured	4/18 at 100.00	AA+		561,737

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,250	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, Independence Electric System Projects, Series 2009D, 5.625%, 6/01/29	6/14 at 100.00	A–	$1,283,113

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Centerpoint Project, Series 2008F, 5.375%, 4/01/24	4/13 at 100.00	A–	1,016,580

2,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.125%, 3/01/22	3/18 at 100.00	A–	2,130,440

1,130	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/16	No Opt. Call	Baa2	1,238,062

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005B:
850	4.350%, 2/01/15	No Opt. Call	N/R	874,897
930	4.375%, 2/01/16	No Opt. Call	N/R	955,240

1,000	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 4.200%, 1/01/18 – NPFG Insured	1/16 at 100.00	Baa1	1,039,280

2,000	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/18 – AMBAC Insured	1/17 at 100.00	A3	2,228,040

1,650	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 4.800%, 5/01/16	5/12 at 102.00	N/R	1,617,215
14,720	Total Missouri			15,428,123
	Montana – 0.8%

	Montana Facilities Finance Authority, Revenue Bonds, Siant John’s Lutheran Ministries Project, Series 2006A:
1,800	5.750%, 5/15/16	No Opt. Call	N/R	1,772,154
1,675	6.000%, 5/15/25	5/16 at 100.00	N/R	1,571,653

2,500	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Camposite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA	2,684,300
5,975	Total Montana			6,028,107
	Nebraska – 1.3%

1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	N/R	1,196,354

2,860	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Medical Center, Series 2003, 5.000%, 11/15/11	No Opt. Call	Aa3	2,864,719

600	Douglas County Hospital Authority 3, Nebraska, Health Facilities Refunding and Revenue Bonds, Nebraska Methodist Health System, Series 2008, 5.750%, 11/01/28	11/18 at 100.00	A–	620,400

	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010:
735	4.750%, 1/01/19	No Opt. Call	N/R	778,652
1,000	5.125%, 1/01/23	1/20 at 100.00	N/R	1,050,980

2,000	Lancaster County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, BryanLGH Medical Center Project, Refunding Series 2006, 4.000%, 6/01/18	6/16 at 100.00	A1	2,074,840

	Nebraska Investment Finance Authority, Hospital Revenue Bonds, Great Plains Regional Medical Center Project, Series 2002:
500	4.700%, 11/15/11 – RAAI Insured	No Opt. Call	A	500,740
500	4.800%, 11/15/12 – RAAI Insured	5/12 at 100.00	A	509,880
600	4.900%, 11/15/13 – RAAI Insured	5/12 at 100.00	A	610,872
9,925	Total Nebraska			10,207,437
	Nevada – 0.9%

580	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 5.750%, 9/01/12	No Opt. Call	BBB+	592,267

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Nevada (continued)

$475	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 5.750%, 9/01/12 (ETM)	No Opt. Call	BBB+	(4)	$495,781

400	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2003B Refunding, 5.000%, 6/01/25 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+	(4)	420,276

	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	AA+		1,718,160
1,000	5.000%, 6/01/24	6/21 at 100.00	AA+		1,091,910
2,450	5.000%, 6/01/25	6/21 at 100.00	AA+		2,650,459
6,455	Total Nevada				6,968,853
	New Hampshire – 0.5%

1,250	New Hampshire Health and Education Facilities Authority, Healthcare System Revenue Bonds, Covenant Health Systems Obligated Group Issue, Series 2004, 5.375%, 7/01/24	7/14 at 100.00	A		1,267,700

1,000	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.500%, 7/01/25	7/15 at 100.00	N/R		986,700

1,300	New Hampshire Municipal Bond Bank, Non-State Guaranteed Bonds, Refunding Series 2007A, 4.500%, 2/15/20 – NPFG Insured	8/17 at 100.00	AA		1,448,174
3,550	Total New Hampshire				3,702,574
	New Jersey – 0.6%

2,000	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16	No Opt. Call	BBB		2,159,520

1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	A+		307,760

2,460	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	BBB		2,241,331
5,460	Total New Jersey				4,708,611
	New York – 1.1%

3,220	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/15	8/12 at 100.00	AA		3,339,687

1,340	New York City, New York, General Obligation Bonds, Fiscal Series 2002D, 5.500%, 6/01/12	No Opt. Call	AA		1,380,535

660	New York City, New York, General Obligation Bonds, Fiscal Series 2002D, 5.500%, 6/01/12 (ETM)	No Opt. Call	N/R	(4)	680,321

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
700	5.500%, 6/01/19	No Opt. Call	AA–		746,949
200	5.500%, 6/01/20	6/13 at 100.00	AA–		213,414

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
500	5.000%, 6/01/16	No Opt. Call	AA–		568,665
740	5.000%, 6/01/17	No Opt. Call	AA–		849,172
565	5.000%, 6/01/18	No Opt. Call	AA–		653,168
7,925	Total New York				8,431,911
	North Carolina – 2.5%

900	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20	6/18 at 100.00	BBB		961,461

2,955	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D, 5.375%, 1/01/13	No Opt. Call	A–		3,107,212

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$1,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.250%, 1/01/22 – AGC Insured	1/18 at 100.00	AA+	$1,890,043

	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B:
2,035	4.875%, 10/01/13	No Opt. Call	N/R	2,039,151
2,120	5.000%, 10/01/14	No Opt. Call	N/R	2,129,604

5,940	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	1/19 at 100.00	A	6,354,374

2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/16 – AGM Insured	1/13 at 100.00	AA+	2,097,000
17,650	Total North Carolina			18,578,845
	North Dakota – 0.2%

1,180	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.000%, 7/01/14	No Opt. Call	BBB+	1,239,850
	Ohio – 1.6%

1,000	Akron, Ohio, Certificates of Participation, Refunding Series 2005, 5.000%, 12/01/15 – AGC Insured	6/15 at 100.00	AA+	1,106,880

1,260	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 4.750%, 12/01/21	6/18 at 100.00	AA	1,399,709

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
375	5.000%, 6/01/15	No Opt. Call	A1	398,194
345	5.000%, 6/01/16	No Opt. Call	A3	365,200
35	5.000%, 6/01/17	No Opt. Call	Baa1	36,663

3,445	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BB–	2,654,407

1,230	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	Baa1	1,252,460

1,095	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2007, 4.375%, 12/01/19 – AGM Insured	12/16 at 100.00	Aaa	1,206,000

750	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/16	No Opt. Call	A–	819,435

	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 1997:
1,135	4.000%, 4/01/14	No Opt. Call	A3	1,192,953
1,000	4.500%, 4/01/15	No Opt. Call	A3	1,080,770

500	Richland County, Ohio, General Obligation Bonds, Correctional Facilities Improvement Refunding Series 2008, 5.875%, 12/01/24 – AGC Insured	12/18 at 100.00	Aa3	568,870
12,170	Total Ohio			12,081,541
	Oklahoma – 0.7%

3,340	Cherokee County Economic Development Authority, Oklahoma, Capital Accumulator Bonds, Series 1988A, 0.000%, 11/01/11 – AMBAC Insured (ETM)	No Opt. Call	N/R	3,340,000

	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Newcastle Public Schools Project, Series 2006:
355	5.000%, 9/01/12	No Opt. Call	A–	365,604
250	4.125%, 9/01/13	No Opt. Call	A–	260,293

1,430	Oklahoma City Industrial and Cultural Facilities Trust, Oklahoma, Senior Air Cargo Revenue Bonds, Cargo Acquisition Companies Obligated Group, Series 2003, 5.750%, 1/01/23 (Alternative Minimum Tax)	10/14 at 101.00	Ba2	1,203,073
5,375	Total Oklahoma			5,168,970
	Pennsylvania – 2.1%

2,015	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	2,297,140

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20	8/19 at 100.00	Aa2		$1,479,954

	Delaware County Authority, Pennsylvania, Hospital Revenue Bonds, Crozer-Chester Medical Center, Refunding Series 2005:
1,275	5.000%, 12/15/15 – RAAI Insured	No Opt. Call	BBB–		1,339,273
1,405	5.000%, 12/15/17 – RAAI Insured	12/15 at 100.00	BBB–		1,436,402

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008:
535	5.250%, 10/01/20	10/18 at 100.00	BBB		560,220
565	5.375%, 10/01/21	10/18 at 100.00	BBB		588,967

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB		1,047,430
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB		1,067,714

1,000	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005, 6.125%, 2/01/28	2/15 at 100.00	N/R		876,190

3,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Nineth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+		3,013,500

	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A:
1,100	5.375%, 1/01/14	No Opt. Call	N/R		1,103,366
1,200	5.500%, 1/01/16	No Opt. Call	N/R		1,194,612
15,460	Total Pennsylvania				16,004,768
	Puerto Rico – 0.7%

1,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 5.500%, 7/01/35 – AMBAC Insured	No Opt. Call	Baa1		1,068,010

4,000	Puerto Rico, General Obligation Bonds, Public Improvment Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	Baa1		4,116,160
5,000	Total Puerto Rico				5,184,170
	Rhode Island – 0.0%

35	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB		35,015
	South Carolina – 1.1%

2,000	Charleston Educational Excellence Financing Corporation, South Carolina, Installment Purchase Revenue Bonds, Charleston County School District, South Carolina Project, Series 2004, 5.000%, 12/01/13	No Opt. Call	AA–		2,180,820

2,000	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/23 (Pre-refunded 11/01/13)	11/13 at 100.00	AA–	(4)	2,198,240

450	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.000%, 8/01/13	No Opt. Call	BBB+		478,701

2,000	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 6.000%, 8/01/13	No Opt. Call	BBB+		2,127,560

1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	BBB+		1,089,930
7,450	Total South Carolina				8,075,251
	South Dakota – 1.2%

2,385	Deadwood, South Dakota, Certificates of Participation, Corssover Refunding Series 2005, 5.000%, 11/01/18 – ACA Insured	11/15 at 100.00	A		2,445,150

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Dakota (continued)

$1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	AA–		$1,063,170

1,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.125%, 8/01/28 – AGC Insured	8/18 at 100.00	N/R		1,609,425

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Refunding Series 2003:
1,000	5.000%, 9/01/12	No Opt. Call	A–		1,024,900
1,000	5.000%, 9/01/13	9/12 at 101.00	A–		1,032,120

1,770	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006, 5.000%, 9/01/25	9/14 at 100.00	A–		1,756,283
8,655	Total South Dakota				8,931,048
	Tennessee – 3.9%

2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	AA		2,530,752

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	No Opt. Call	N/R		3,618,537

3,650	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.250%, 4/01/23	4/18 at 100.00	A+		3,884,586

1,000	Memphis, Tennessee, General Improvement Bonds, Series 2005, 5.000%, 10/01/16 – NPFG Insured	No Opt. Call	AA		1,168,130

3,175	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2007C, 5.000%, 11/01/17 – NPFG Insured	No Opt. Call	AA–		3,570,637

4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	No Opt. Call	AA–		4,775,584

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
1,000	5.500%, 11/01/20	11/19 at 100.00	AA–		1,145,860
1,860	5.250%, 11/01/25	11/19 at 100.00	AA–		2,000,039

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Methodist Healthcare, Series 2002:
565	6.000%, 9/01/16 (Pre-refunded 9/01/12)	9/12 at 100.00	AA+	(4)	591,770
935	6.000%, 9/01/16 (Pre-refunded 9/01/12)	9/12 at 100.00	AA+	(4)	979,300

1,085	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002, 6.250%, 9/01/12 (ETM)	No Opt. Call	N/R	(4)	1,133,141

2,215	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002, 6.500%, 9/01/13 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(4)	2,351,843

2,000	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2003, 5.000%, 9/01/16 – RAAI Insured	9/13 at 100.00	BBB+		2,044,160
27,640	Total Tennessee				29,794,339
	Texas – 10.3%

1,110	Alvin Independent School District, Brazoria County, Texas, General Obligation Bonds, Refunding Series 2007, 4.125%, 2/15/19	2/16 at 100.00	AAA		1,192,062

1,000	Brazos River Harbor Navigation District, Brazoria County, Texas, Environmental Facilities Revenue Bonds, Dow Chemical Company Project, Refunding Series 2002A-5, 5.700%, 5/15/33 (Alternative Minimum Tax)	No Opt. Call	BBB		1,021,110

2,125	Brownsville, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/17 – NPFG Insured	2/15 at 100.00	Aa3		2,333,229

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$1,180	Corinth, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/19 – NPFG Insured	2/17 at 100.00	Aa2		$1,295,959

5,715	Dallas County Utility and Reclamation District, Texas, General Obligation Bonds, Refunding Series 2005A, 5.150%, 2/15/22 – AMBAC Insured	2/17 at 100.00	A3		6,045,841

5,000	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007, 4.500%, 2/15/27 – NPFG Insured	2/17 at 100.00	AA+		5,196,400

2,440	El Paso County, Texas, General Obligation Bonds, Refunding Series 2007, 5.000%, 2/15/18 – NPFG Insured	No Opt. Call	AA		2,882,030

650	El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2006A, 4.000%, 3/01/18 – AGM Insured	3/15 at 100.00	AA+		693,355

1,120	Elgin Independent School District, Bastrop County, Texas, General Obligation Bonds, School Building Series 2007, 4.375%, 8/01/19	8/17 at 100.00	AAA		1,244,981

2,000	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25	8/19 at 100.00	AA		2,157,700

2,045	Frisco, Collins and Denton Counties, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/16 – AMBAC Insured	No Opt. Call	Aa1		2,320,114

875	Giddings Independent School District, Fayette, Lee, and Washington Counties, Texas, General Obligation Bonds, School Building Series 2007A, 4.250%, 2/15/19	2/17 at 100.00	Aaa		962,973

635	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2007A, 4.500%, 2/15/18	2/17 at 100.00	AAA		721,557

445	Grapevine Industrial Development Corporation, Texas, Cargo Acquisition Companies Obligated Group, Debt, Sneior Lien Series 2002, 6.500%, 1/01/24 (Alternative Minimum Tax)	1/12 at 101.00	Ba2		396,321

1,230	Gregg County Health Facilities Development Corporation, Texas, Revenue Bonds, Good Shepherd Medical Center, Series 2006A, 5.000%, 10/01/13	No Opt. Call	BBB+		1,266,297

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A–		885,859
500	4.000%, 3/01/22	3/21 at 100.00	A–		499,560
800	4.000%, 3/01/23	3/21 at 100.00	A–		789,560
440	4.250%, 3/01/25	3/21 at 100.00	A–		434,905

1,950	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.125%, 12/01/31	12/18 at 100.00	A+		2,195,135

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,270	5.000%, 7/01/19	No Opt. Call	BBB+		2,308,159
2,380	5.000%, 7/01/20	No Opt. Call	BBB+		2,404,014

2,000	Houston Health Facilities Development Corporation, Texas, Revenue Bonds, Buckingham Senior Living Community Inc., Series 2004A, 7.000%, 2/15/23 (Pre-refunded 2/15/14)	2/14 at 101.00	AA+	(4)	2,297,700

715	Howard County Junior College District, Texas, General Obligation Bonds, Series 2007, 4.250%, 2/15/18 – AMBAC Insured	2/17 at 100.00	AA–		787,222

1,000	Kaufman County, Texas, Certificate of Oligation, Series 2002, 5.000%, 2/15/17 – AGM Insured	2/12 at 100.00	AA+		1,012,490

	League City, Texas, Waterworks and Sewer System Revenue Bonds, Series 2008:
1,230	4.000%, 2/15/18 – AGM Insured	2/17 at 100.00	AA+		1,353,689
1,315	4.375%, 2/15/23 – AGM Insured	2/17 at 100.00	AA+		1,387,351

1,000	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvment Series 2007, 5.000%, 11/01/16	No Opt. Call	BBB		1,082,080

770	Mansfield Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/22	No Opt. Call	AAA		862,816

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$2,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 6.000%, 1/01/24	1/18 at 100.00	A2		$2,801,875

3,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Mandatory put 1/01/16)	No Opt. Call	A2		3,427,500

1,000	Northwest Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 4.500%, 2/15/26	No Opt. Call	Aaa		1,041,280

1,465	Odessa Housing Finance Corporation, Texas, Residual Revenue Bonds, Series 1989, 0.000%, 6/01/12 – NPFG Insured (ETM)	12/11 at 96.15	N/R	(4)	1,462,085

1,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.000%, 2/15/25	No Opt. Call	Aaa		1,110,840

875	San Angelo, Texas, Certificates of Obligation Bonds, Tom Green County Series 2007A, 4.400%, 2/15/19 – NPFG Insured	2/17 at 100.00	AA		963,970

	San Antonio, Texas, General Obligation Bonds, Series 2006:
1,000	4.125%, 2/01/19	2/16 at 100.00	AAA		1,082,830
1,140	4.250%, 2/01/20	2/16 at 100.00	AAA		1,226,845

575	San Leanna Education Facilities Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2007, 5.000%, 6/01/19	6/17 at 100.00	BBB+		615,164

870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	2/17 at 100.00	AAA		951,476

1,235	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 5.750%, 11/15/14	No Opt. Call	N/R		1,259,910

3,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, The Stayton at Museum Way Senior Living Center, Inc. Project, Temps 50, Series 2009C-2, 6.500%, 11/15/14	11/11 at 100.00	N/R		2,999,880

2,210	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19	2/18 at 100.00	AAA		2,568,131

2,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/17	No Opt. Call	AAA		2,356,340

1,500	Texas State, General Obligation Bonds, Water Financial Assistance, Refunding Series 2007A, 5.000%, 8/01/17	No Opt. Call	Aaa		1,777,800

	Travis County Health Facilities Development Corporation, Texas, Reitrement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,000	5.250%, 11/15/17	11/15 at 100.00	N/R		968,830
900	5.500%, 11/15/25	11/15 at 100.00	N/R		821,781

1,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2003, 5.250%, 7/01/12	No Opt. Call	Baa1		1,015,000

500	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/15/18	2/17 at 100.00	AAA		580,715

1,000	Victoria, Texas, Utility System Revenue Refunding Bonds, Series 2007, 4.400%, 12/01/19 – AMBAC Insured	12/17 at 100.00	AA–		1,099,300
72,585	Total Texas				78,162,021
	Washington – 4.4%

5,690	Central Valley School District 356 Spokane County, Washington, Unlimited Tax Deferred Interest General Obligation Bonds, Series 1998B, 0.000%, 12/01/14 – FGIC Insured	No Opt. Call	Aa2		5,455,117

1,515	Clark County School District 37, Vancouver, Washington, General Obligation Bonds, Series 1998, 5.250%, 12/01/14 – AGM Insured	No Opt. Call	AA+		1,715,692

1,300	Grant County Public Utility District 2, Washington, Electric System Revenue Bonds, Refunding Series 2011-I, 5.000%, 1/01/20	No Opt. Call	AA–		1,511,055

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

$500	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2006, 5.250%, 12/01/25 – AGM Insured	No Opt. Call	AA+		$551,100

265	King County School District 412 Shoreline, Washington, General Obligation Bonds, Series 2008, 5.750%, 12/01/21	12/18 at 100.00	AA+		320,242

600	Snohomish County Housing Authority, Washington, Pooled Housing Revenue Bonds, Series 1996, 6.300%, 4/01/16	4/12 at 100.00	AA		608,928

4,440	Snohomish County, Washington, Limited Tax General Obligation Bonds, Series 2001, 5.375%, 12/01/19 – NPFG Insured	12/11 at 100.00	AA		4,459,225

560	Snohomish County, Washington, Limited Tax General Obligation Bonds, Series 2001, 5.375%, 12/01/19 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	Aa2	(4)	562,425

1,000	Spokane County School District 81, Spokane, Washington, General Obligation Bonds, Series 2005, 5.000%, 6/01/16 – NPFG Insured	6/15 at 100.00	Aa1		1,129,119

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
3,125	6.250%, 7/01/24	7/19 at 100.00	Baa2		3,291,687
2,000	6.750%, 7/01/29	7/19 at 100.00	Baa2		2,080,299

3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24	10/19 at 100.00	Baa1		3,328,422

3,000	Washington State, General Obligation Bonds, Series 2005A, 5.000%, 1/01/25 – AMBAC Insured	1/15 at 100.00	AA+		3,239,909

3,000	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/16 – FGIC Insured	No Opt. Call	AA+		2,805,539

2,275	Washington, Various Purpose General Obligation Bonds, Series 1998C, 5.500%, 7/01/14	No Opt. Call	AA+		2,562,013
32,520	Total Washington				33,620,772
	Wisconsin – 1.9%

2,000	Franklin, Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management of Wisconsin, Inc. Project, Series 2006A, 4.950%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB		2,227,599

1,470	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.500%, 2/15/20	2/12 at 100.00	A		1,471,572

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30	6/15 at 100.00	Baa2		2,083,256

1,400	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B, 4.350%, 8/15/19	No Opt. Call	AA–		1,526,895

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, EastCastle Place Inc., Series, 5.750%, 12/01/19	12/11 at 100.00	N/R		1,367,379

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18	5/14 at 100.00	BBB+		1,279,899

850	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2001B, 5.500%, 2/15/13	2/12 at 100.00	BBB+		857,284

1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A, 6.125%, 4/01/24	4/14 at 100.00	N/R		1,493,084

640	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 4.650%, 3/01/15	No Opt. Call	BBB–		667,897

1,450	Wisconsn Health and Educational Facilities Authority, Revenue Bonds, The Medical College of Wisconsin, Inc., Series 2004A, 5.000%, 12/01/15 – NPFG Insured	12/14 at 100.00	A+		1,576,106
14,620	Total Wisconsin				14,550,971

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wyoming – 0.3%

$2,250	Lincoln County, Wyoming, Pollution Control Revenue Refunding Bonds, PacifiCorp Project, Series 1995, 4.125%, 11/01/25 (Mandatory put 6/01/13) (Alternative Minimum Tax)	No Opt. Call	A2	$2,364,323
719,312	Total Municipal Bonds (cost $706,411,730) – 98.4%			744,211,696

Shares	Description (1)			Value

	SHORT-TERM INVESTMENTS – 0.6%

	Money Market Funds – 0.6%

4,227,702	First American Tax Free Obligations Fund, Class Z, 0.000% (7)			$4,227,702
	Total Short-Term Investments (cost $4,227,702)			4,227,702
	Total Investments (cost $710,639,432) – 99.0%			748,439,398
	Other Assets Less Liabilities – 1.0%			7,759,774
	Net Assets – 100%			$756,199,172

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	During July 2010, the original issue for this security (1,000,000 par, 5.400% coupon and May, 15, 2014 maturity) was restructured into two new securities. The first security, which is 30% of the issue, has a 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the original issue, has 700,000 par, 5.400% coupon and May 15, 2017 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	During July 2010, the original issue for this security (1,000,000 par, 5.500% coupon and May 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the issue, has a 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the original issue, has a 700,000 par, 5.500% coupon and May 15, 2018 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund

(formerly Nuveen Short Tax Free Fund)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 86.9%

	Alaska – 0.6%

$1,825	Alaska Railroad Corporation, Capital Grant Receipts Bonds, Section 5307 and 5309 Formula Funds, Series 2007, 5.000%, 8/01/12 – NPFG Insured	No Opt. Call	A+	$1,882,999
	Arizona – 2.3%

1,545	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/19	No Opt. Call	A–	1,704,274

5,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/17	No Opt. Call	A+	5,670,600
6,545	Total Arizona			7,374,874
	Arkansas – 1.0%

2,750	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.375%, 12/01/19	12/18 at 100.00	A+	3,066,910
	California – 8.6%

870	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Episcopal Senior Communities, Refunding Series 2011, 4.000%, 7/01/13	No Opt. Call	BBB+	883,659

4,705	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2010A, 1.200%, 8/01/23 (Mandatory put 2/01/12) (Alternative Minimum Tax)	No Opt. Call	BBB	4,705,141

1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, USA Waste Serviices Inc., Refunding Series 1998A, 2.625%, 6/01/18 (Mandatory put 6/02/14) (Alternative Minimum Tax)	No Opt. Call	BBB	1,014,530

2,330	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2011C, 4.000%, 10/01/15	No Opt. Call	A2	2,473,714

3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2011A, 4.000%, 10/01/15	No Opt. Call	A2	3,202,710

2,500	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/16	3/15 at 100.00	A	2,686,900

2,500	Inland Valley Development Agency, California, Tax Allocation Bonds, Series 2011B, 4.250%, 3/01/41 (Mandatory put 3/01/15)	No Opt. Call	A	2,591,100

3,750	Long Beach Community College District, California, General Obligation Bonds, Series 2010A, 9.850%, 1/15/13	No Opt. Call	Aa2	4,161,488

500	Northern California Power Agency, Hydroelectric Project Number One Revenue Bonds, Refunding Series 2010A, 5.000%, 7/01/16	No Opt. Call	A	573,835

	Pittsburg Infrastructure Financing Authority, California, Reassessment Revenue Refunding Bonds, Series 2011A:
200	2.000%, 9/02/13 – AGM Insured	No Opt. Call	AA+	199,704
400	3.000%, 9/02/14 – AGM Insured	No Opt. Call	AA+	406,336

1,400	Port of Oakland, California, Revenue Refunding Bonds, Series 2011-O, 4.000%, 5/01/13 (Alternative Minimum Tax)	No Opt. Call	A	1,455,888

985	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.000%, 12/01/18	No Opt. Call	A	1,030,359

	West Kern Water District, California, Certificates of Participation, Series 2011:
350	3.000%, 6/01/13 (WI/DD, Settling 11/02/11)	No Opt. Call	AA–	358,432
630	3.000%, 6/01/14 (WI/DD, Settling 11/02/11)	No Opt. Call	AA–	649,461
860	3.000%, 6/01/15 (WI/DD, Settling 11/02/11)	No Opt. Call	AA–	885,250
600	3.000%, 6/01/16 (WI/DD, Settling 11/02/11)	No Opt. Call	AA–	613,590
26,580	Total California			27,892,097
	Colorado – 3.3%

3,345	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/15	No Opt. Call	AA	3,769,380

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan, Series 2009B, 5.000%, 6/01/39 (Mandatory put 12/01/14)	No Opt. Call	A–	$2,578,056

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/13	No Opt. Call	BBB	1,035,800

1,010	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.000%, 5/15/13 – AGM Insured	No Opt. Call	AA+	1,064,146

	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A:
115	3.000%, 5/01/12 (Alternative Minimum Tax)	No Opt. Call	Baa2	115,516
125	3.000%, 5/01/13 (Alternative Minimum Tax)	No Opt. Call	Baa2	125,713
235	3.000%, 5/01/14 (Alternative Minimum Tax)	No Opt. Call	Baa2	234,608
345	3.500%, 5/01/15 (Alternative Minimum Tax)	No Opt. Call	Baa2	346,128

1,240	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 3.000%, 12/01/15	No Opt. Call	A	1,288,273
9,815	Total Colorado			10,557,620
	Connecticut – 0.8%

1,200	Connecticut Development Authority, Pollution Control Revenue Bonds, Connecticut Light and Power Company, Refunding Series 2011B, 1.250%, 9/01/28 (Mandatory put 9/03/13)	No Opt. Call	A2	1,199,952

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
505	2.250%, 7/01/14	No Opt. Call	BBB	506,257
765	4.000%, 7/01/15	No Opt. Call	BBB	802,340
2,470	Total Connecticut			2,508,549
	Delaware – 0.9%

3,000	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 4.000%, 7/15/13	No Opt. Call	N/R	3,010,170
	District of Columbia – 0.7%

	District of Columbia, Revenue Bonds, Gallaudet University, Series 2011:
200	3.000%, 4/01/13	No Opt. Call	A+	204,092
250	3.000%, 4/01/14	No Opt. Call	A+	256,303

1,700	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2009A, 5.000%, 4/01/14	No Opt. Call	A–	1,838,907
2,150	Total District of Columbia			2,299,302
	Florida – 7.9%

5,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/15	No Opt. Call	A+	5,391,950

4,000	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2006A, 5.250%, 7/01/12	No Opt. Call	AA–	4,125,320

1,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2009E, 5.000%, 11/15/15	No Opt. Call	AA–	1,126,730

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Variable Rate Demand Series 2005I, 5.000%, 11/15/16	No Opt. Call	AA–	2,265,200

500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 3.000%, 11/15/12	No Opt. Call	A2	507,885

180	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 4.000%, 10/01/13 (Alternative Minimum Tax)	No Opt. Call	A2	185,915

1,000	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 5.000%, 2/01/17	No Opt. Call	AA+	1,072,410

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$500	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Project, Series 2008, 2.625%, 8/01/23 (Mandatory put 8/01/14) (Alternative Minimum Tax)	No Opt. Call	BBB	$502,000

	Pinellas County Educational Facilities Authority, Florida, General Revenue Bonds, Barry University, Refunding Series 2011:
590	3.000%, 10/01/12	No Opt. Call	BBB	596,242
605	4.000%, 10/01/13	No Opt. Call	BBB	626,707
705	5.000%, 10/01/15	No Opt. Call	BBB	760,780
1,060	4.000%, 10/01/16	No Opt. Call	BBB	1,091,938

330	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Water and Sewer Utility Service Area 3 & 4, Refunding Series 2011A, 1.250%, 9/01/12 – AGM Insured	No Opt. Call	AA+	331,478

2,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/12	No Opt. Call	AA	2,068,320

1,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2007, 5.000%, 10/01/12 – NPFG Insured	No Opt. Call	AA	1,040,020

	Volusia County Educational Facilities Authority, Florida, Educational Facilities Revenue and Refunding Bonds, Embry-Riddle Aeronautical University, Inc. Project, Series 2011:
2,380	2.000%, 10/15/14 – AGM Insured	No Opt. Call	AA+	2,361,722
1,275	4.000%, 10/15/15 – AGM Insured	No Opt. Call	AA+	1,344,475
24,125	Total Florida			25,399,092
	Georgia – 1.4%

1,250	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2011B, 5.000%, 1/01/14	No Opt. Call	A+	1,337,213

3,200	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 4.000%, 9/01/15	No Opt. Call	BBB	3,235,136
4,450	Total Georgia			4,572,349
	Hawaii – 0.5%

1,500	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009C-1, 7.500%, 11/15/15	5/12 at 100.00	N/R	1,517,100
	Illinois – 3.0%

4,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Refunding Series 2010A, 5.000%, 3/01/15	No Opt. Call	A+	4,452,880

500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa3	493,085

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A:
1,630	5.000%, 11/01/13	No Opt. Call	A2	1,714,727
1,105	5.000%, 11/01/14	No Opt. Call	A2	1,175,499

300	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (5)	1/12 at 15.07	N/R	891

700	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A-1, 5.100%, 5/15/14 (5)	2/12 at 100.00	N/R	199,500

	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A:
300	2.000%, 1/01/13 – AGM Insured	No Opt. Call	Aa3	302,682
320	2.000%, 1/01/15 – AGM Insured	No Opt. Call	Aa3	322,400

	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
395	5.750%, 12/01/14 – AGM Insured	No Opt. Call	AA+	433,193
450	5.750%, 12/01/15 – AGM Insured	No Opt. Call	AA+	498,182
9,700	Total Illinois			9,593,039

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 0.9%

$990	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/12	No Opt. Call	BB+	$984,545

1,000	Indiana Finance Authority, Economic Development Revenue Bonds, Republic Service, Inc. Project, Refunding Series 2010A, 0.850%, 5/01/34 (Mandatory put 3/01/12) (Alternative Minimum Tax)	No Opt. Call	BBB	1,000,020

1,000	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Baptist Homes of Indiana, Series 2005, 5.000%, 11/15/13	No Opt. Call	A–	1,048,220
2,990	Total Indiana			3,032,785
	Iowa – 2.8%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
100	3.000%, 6/15/13	No Opt. Call	A2	102,409
230	4.000%, 6/15/14	No Opt. Call	A2	242,052
500	4.000%, 6/15/15	No Opt. Call	A2	528,315

	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Refunding Series 2010:
1,150	5.000%, 7/01/16	No Opt. Call	A1	1,278,271
2,285	5.000%, 7/01/20	No Opt. Call	A1	2,536,510

4,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Grinnell College, Series 2001, 2.100%, 12/01/11 (ETM)	No Opt. Call	AAA	4,006,240

220	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 4.000%, 10/01/14	No Opt. Call	BBB–	225,848
8,485	Total Iowa			8,919,645
	Kansas – 1.8%

1,350	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008A, 4.125%, 9/01/37 (Mandatory put 3/01/13)	3/12 at 100.00	A+	1,361,813

1,150	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 4.000%, 9/01/12	No Opt. Call	A+	1,176,289

1,000	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 5.000%, 11/15/15	No Opt. Call	A+	1,108,170

	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2009A-III:
1,000	5.000%, 11/15/14	No Opt. Call	A+	1,095,390
1,000	5.000%, 11/15/16	No Opt. Call	A+	1,116,160
5,500	Total Kansas			5,857,822
	Kentucky – 1.2%

3,000	Pikeville, Kentucky, Educational Facilities Revenue Bond, Pikeville College of Osteopathic Medicine, Bond Anticipation Notes, Series 2011, 4.000%, 5/01/13	No Opt. Call	MIG2	3,058,380

750	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 4.000%, 3/01/13	No Opt. Call	A3	768,810
3,750	Total Kentucky			3,827,190
	Louisiana – 0.6%

1,000	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 1.950%, 1/01/12	No Opt. Call	BBB	1,000,380

960	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	1,025,894
1,960	Total Louisiana			2,026,274
	Massachusetts – 1.9%

	Massachusetts Development Finance Agency, Revenue Bonds, Lasell College, Series 2011:
220	2.000%, 7/01/12	No Opt. Call	BBB	220,070
600	2.250%, 7/01/13	No Opt. Call	BBB	600,234

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$655	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009B-2, 6.250%, 6/01/14	12/11 at 100.00	N/R	$654,260

2,245	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.500%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	AA	2,361,044

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northeastern University, Series 2008T, 4.125%, 10/01/37 (Mandatory put 2/16/12)	No Opt. Call	A2	2,023,000

325	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010, 4.000%, 10/15/13	No Opt. Call	Baa1	336,135
6,045	Total Massachusetts			6,194,743
	Michigan – 3.9%

	Bridgeport Spaulding Community School District, Saginaw County, Michigan, General Obligation Bonds, Refunding Series 2011:
675	2.500%, 5/01/14 – AGM Insured	No Opt. Call	Aa2	682,844
1,250	3.000%, 5/01/15 – AGM Insured	No Opt. Call	Aa2	1,275,288

	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Healthcare Group, Series 2011A:
175	3.000%, 5/15/13 (WI/DD, Settling 11/03/11)	No Opt. Call	A2	177,447
430	4.000%, 5/15/15 (WI/DD, Settling 11/03/11)	No Opt. Call	A2	448,241

2,030	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/16	No Opt. Call	AA+	2,308,516

4,455	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 2.000%, 5/01/13	No Opt. Call	AAA	4,499,996

1,200	Warren Consolidated Schools, Counties of Macomb and Oakland, State of Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/12 – NPFG Insured	No Opt. Call	AA	1,225,644

225	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010A, 5.000%, 12/01/16 (Alternative Minimum Tax)	No Opt. Call	A	244,528

	Williamston Community Schools School District, Ingham County, Michigan, General Obligation Bonds, Refunding Series 2011:
610	2.000%, 5/01/13	No Opt. Call	AA–	615,911
1,120	3.000%, 5/01/14	No Opt. Call	AA–	1,154,350
12,170	Total Michigan			12,632,765
	Minnesota – 3.6%

2,500	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/17	No Opt. Call	BBB	2,672,550

1,000	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003, 5.250%, 12/01/12	No Opt. Call	A3	1,046,350

2,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009B, 5.000%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	AA–	2,748,775

1,335	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1, 5.000%, 2/15/15 – AGC Insured	No Opt. Call	AA+	1,469,354

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
910	5.500%, 5/01/16	No Opt. Call	N/R	952,351
1,065	5.500%, 5/01/17	No Opt. Call	N/R	1,112,691

500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1, 3.000%, 10/01/13	No Opt. Call	Baa2	509,870

1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.000%, 5/01/15	No Opt. Call	A2	1,095,060
10,810	Total Minnesota			11,607,001

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 1.1%

$3,235	Mississippi Development Bank, Special Obligation Bonds, Jackson County Limited Tax Note, Series 2009B-1, 4.000%, 7/01/15 – AGC Insured	No Opt. Call	AA+	$3,518,192
	Missouri – 3.2%

320	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.500%, 5/15/17	No Opt. Call	BBB–	329,677

3,000	Kirkwood Industrial Development Authority, Missouri Retirement Community Revenue Bonds, Aberdeen Heights Project, Series 2010C, 6.500%, 5/15/15	2/12 at 100.00	N/R	3,002,340

2,020	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2009E, 4.000%, 11/01/16	11/14 at 100.00	A–	2,100,982

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A:
460	3.000%, 10/01/12	No Opt. Call	BBB	464,572
475	3.000%, 10/01/13	No Opt. Call	BBB	481,997

200	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 5.000%, 1/01/16 – NPFG Insured	No Opt. Call	A–	217,636

2,435	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2011B, 5.000%, 7/01/14	No Opt. Call	A–	2,607,958

950	St. Louis, Missouri, Airport Revenue Bonds, Series 1970, 5.000%, 7/01/15	No Opt. Call	A–	1,029,040
9,860	Total Missouri			10,234,202
	Montana – 0.6%

1,740	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Camposite Deal Series 2010B, 5.000%, 1/01/19	No Opt. Call	AA	1,961,050
	Nebraska – 0.1%

250	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	251,858
	New Jersey – 4.0%

1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 5.000%, 7/01/13	No Opt. Call	BBB–	1,040,440

4,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.000%, 7/01/15 (WI/DD, Settling 11/10/11)	No Opt. Call	BBB	4,266,360

4,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.000%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	Aa3	4,279,760

3,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/18	No Opt. Call	A+	3,401,010
12,000	Total New Jersey			12,987,570
	New Mexico – 0.7%

2,000	New Mexico Educational Assistance Foundation, Education Loan Bonds, Senior Lien Series 2009A, 3.900%, 9/01/14 (Alternative Minimum Tax)	No Opt. Call	Aaa	2,106,680
	New York – 1.4%

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2011A, 2.125%, 3/15/15	No Opt. Call	A–	1,982,380

875	Yonkers, New York, General Obligation Bonds, Series 2005A, 5.000%, 8/01/13 – NPFG Insured	No Opt. Call	BBB+	923,571

1,500	Yonkers, New York, General Obligation Bonds, Series 2011A, 5.000%, 10/01/14	No Opt. Call	BBB+	1,620,780
4,375	Total New York			4,526,731

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota – 1.0%

$3,040	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 3.500%, 11/01/16	No Opt. Call	AA–	$3,165,765
	Ohio – 0.6%

785	Cleveland State University, Ohio, General Receipts Bonds, Series 2007A, 5.750%, 6/01/14 – FGIC Insured	No Opt. Call	A+	871,900

1,000	Ohio Air Quality Development Authority, Ohio, Air Quality Revenue Refunding Bonds, Ohio Power Company Project, Series 2010A, 3.250%, 6/01/41 (Mandatory put 6/02/14)	No Opt. Call	Baa1	1,020,500
1,785	Total Ohio			1,892,400
	Oklahoma – 1.0%

2,000	Cleveland County Public Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2010, 3.500%, 6/01/12	No Opt. Call	A+	2,034,480

1,125	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2009, 5.000%, 9/01/14	No Opt. Call	AA–	1,254,240
3,125	Total Oklahoma			3,288,720
	Oregon – 1.0%

2,840	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010, 5.000%, 8/15/15 – AGM Insured	No Opt. Call	AA+	3,183,526
	Pennsylvania – 5.5%

1,000	Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Refunding Series 2010A, 5.000%, 1/01/16 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA+	1,073,080

100	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University Project, Series 2011, 3.000%, 11/01/11	No Opt. Call	BBB–	100,000

2,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Refunding Series 2010B, 0.950%, 12/01/30 (Mandatory put 1/03/12)	No Opt. Call	BBB	1,999,940

3,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2011, 2.625%, 7/01/41 (Mandatory put 7/01/14)	No Opt. Call	BBB	3,059,790

725	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 2.000%, 11/01/41 (Mandatory put 4/30/13) (WI/DD, Settling 11/15/11)	11/12 at 100.00	A–	728,002

1,780	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Tenth Series 2011B, 4.000%, 7/01/13	No Opt. Call	BBB+	1,852,820

5,000	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/14	No Opt. Call	A2	5,407,350

	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
250	2.250%, 12/01/13 – AGM Insured	No Opt. Call	AA+	253,398
540	3.500%, 12/01/14 – AGM Insured	No Opt. Call	AA+	566,033

	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
1,385	4.000%, 8/01/15	No Opt. Call	BBB+	1,411,675
1,440	4.250%, 8/01/16	No Opt. Call	BBB+	1,475,093
17,220	Total Pennsylvania			17,927,181
	Puerto Rico – 0.6%

1,500	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Series 2011C, 1.000%, 10/15/12	4/12 at 100.00	Baa1	1,493,205

500	Puerto Rico Municipal Finance Agency, Series 2005B, 5.000%, 7/01/14 – CIFG Insured	No Opt. Call	Baa1	534,855
2,000	Total Puerto Rico			2,028,060

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina – 2.1%

$1,500	Georgetown County, South Carolina, Pollution Control Facilities Revenue Bonds, International Paper Company Project Refunding, Series 1999A, 5.125%, 2/01/12	No Opt. Call	BBB		$1,512,285

1,000	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007, 4.600%, 9/01/12	No Opt. Call	BBB		1,024,970

3,315	SCAGO Public Facilities Corporation for Lancaster County, South Carolina, Installment Purchase Revenue Bonds, Series 2009, 3.500%, 12/01/11 – AGC Insured	No Opt. Call	AA+		3,322,658

525	South Carolina JOBS Economic Development Authority, Economic Development Revenue, Waste Management of South Carolina, Inc. Project, Series 2008, 2.875%, 2/01/15	No Opt. Call	BBB		525,000

500	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/15	No Opt. Call	BBB+		540,230
6,840	Total South Carolina				6,925,143
	South Dakota – 0.4%

1,305	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 4.500%, 11/01/15	No Opt. Call	AA–		1,419,227
	Tennessee – 1.4%

1,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B, 5.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	A+		1,098,560

1,270	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B, 5.500%, 11/01/20	11/19 at 100.00	AA–		1,455,242

1,800	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/16	No Opt. Call	A		2,041,560
4,070	Total Tennessee				4,595,362
	Texas – 7.0%

3,000	BB&T Municipal Trust Pool, Texas, Series 2011, 0.250%, 9/01/14	No Opt. Call	N/R		2,999,100

1,000	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2009A, 5.000%, 11/01/21	11/16 at 100.00	A+		1,091,780

1,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 4.000%, 7/01/15	No Opt. Call	BBB+		1,005,890

1,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Refunding Series 2011A, 5.000%, 9/01/13	No Opt. Call	A2		1,071,860

1,000	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A, 5.000%, 7/01/13 (Alternative Minimum Tax)	No Opt. Call	A+		1,056,630

70	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2003, 5.000%, 5/15/12 – AMBAC Insured (ETM)	No Opt. Call	A1	(4)	71,797

2,615	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2003, 5.000%, 5/15/12 – AMBAC Insured	No Opt. Call	A1		2,680,741

1,285	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2011, 4.000%, 1/01/15	No Opt. Call	A–		1,353,131

2,000	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009-B2, 6.500%, 2/15/14	11/11 at 100.00	N/R		1,988,460

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009A:
1,425	4.000%, 9/01/15 – AGC Insured	No Opt. Call	AA+		1,525,007
1,070	4.000%, 9/01/16 – AGC Insured	No Opt. Call	AA+		1,148,570
1,355	4.375%, 9/01/18 – AGC Insured	No Opt. Call	AA+		1,474,091

2,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Mirador Project, Temps 50, Series 2010B-2, 6.250%, 11/15/14	12/11 at 100.00	N/R		1,965,100

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, The Stayton at Museum Way Senior Living Center, Inc. Project, Temps 50, Series 2009C-2, 6.500%, 11/15/14	11/11 at 100.00	N/R	$1,999,920

1,000	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011, 2.000%, 8/15/13	No Opt. Call	A	1,006,770
21,820	Total Texas			22,438,847
	Virgin Islands – 0.3%

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/19	No Opt. Call	BBB+	1,073,780
	Virginia – 4.6%

1,000	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008A, 5.375%, 11/01/35 (Mandatory put 12/02/13)	No Opt. Call	A–	1,077,900

7,000	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.300%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	AAA	7,234,709

6,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2004A, 5.000%, 8/01/14	8/13 at 100.00	AA+	6,441,119
14,000	Total Virginia			14,753,728
	Washington – 1.1%

1,000	Port of Seattle, Washington, Revenue Bonds, Refunding Inter-Lien Series 2010C, 5.000%, 2/01/16	No Opt. Call	Aa3	1,106,549

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,225	5.000%, 7/01/13	No Opt. Call	Baa2	1,260,353
1,150	5.000%, 7/01/14	No Opt. Call	Baa2	1,195,436
3,375	Total Washington			3,562,338
	West Virginia – 0.3%

1,000	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 2.000%, 10/01/22 (Mandatory put 10/01/14)	No Opt. Call	Baa2	998,160
	Wisconsin – 0.9%

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.000%, 4/15/16	No Opt. Call	A	1,073,449

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities Inc., Series 2009C-2, 5.400%, 9/15/14	12/11 at 100.00	N/R	1,000,409

765	Wisconsin Health and Educational Facilities Authority, Revenus Bonds, Gundersen Lutheran, Series 2011A, 2.500%, 10/15/13	No Opt. Call	A+	780,238
2,765	Total Wisconsin			2,854,096
	Wyoming – 0.3%

	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011:
200	4.000%, 9/15/14	No Opt. Call	A3	207,943
530	4.000%, 9/15/15	No Opt. Call	A3	549,874
300	4.000%, 9/15/16	No Opt. Call	A3	312,389
1,030	Total Wyoming			1,070,206
$267,295	Total Municipal Bonds (cost $274,709,669)			280,535,148

Shares/ Principal Amount (000)	Description (1)			Value
	SHORT-TERM INVESTMENTS – 16.0%

	Money Market Funds – 3.8%

12,269,958	First American Tax Free Obligations Fund, Class Z, 0.000% (6)			$12,269,958

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Variable Rate Demand Notes – 12.2%

$3,805	California Municipal Finance Authority, Variable Rate Demand Revenue Bonds, Goodwill Industries of Orange County, Series 2008, 0.230%, 10/01/33 (7)	12/11 at 100.00	F1+	$3,805,000

7,610	Cleveland-Cuyahoga County Port Authority, Ohio, Revenue Bonds, Carnegie/89th Garage and Service Center LLC Project, Variable Rate Demand Obligation, Series 2007, 0.140%, 1/01/37 (7)	12/11 at 100.00	VMIG1	7,610,000

5,420	City of Cohasset, Minnesota, Variable Rate Demand Revenue Refunding Bonds, Minnesota Power & Light Company Project, Series 1997A, 0.200%, 6/01/20 (7)	11/11 at 100.00	A-1+	5,420,000

2,250	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Denver Seminary Project, Variable Rate Demand Obligation Series 2004, 0.230%, 7/01/34 (7)	11/11 at 100.00	A-1+	2,250,000

5,500	Glendale Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Friendship Retirement Corporation, Senior Lien, Variable Rate Demand Obligation, Series 1997, 0.230%, 1/01/27 (7)	11/11 at 100.00	A-1+	5,500,000

3,000	Houston Higher Education Finance Corporation, Texas, Revenue Bonds, Rice University, Variable Rate Demand Series 2006A, 0.100%, 11/15/29 (7)	4/12 at 100.00	A-1+	3,000,000

2,270	Indiana Health Facility Financing Authority, Revenue Bonds, Anthony Wayne Rehabilitation Center for Handicapped and Blind, Inc. Project, Variable Rate Demand Series 2001, 0.230%, 2/01/31 (7)	4/12 at 100.00	A-1+	2,270,000

2,900	Massachusetts Bay Transportation Authority, Sales Tax Revenue Refunding Bonds, Senior Lien Variable Rate Demand Obligations Series 2008A-1&2, 0.080%, 7/01/26 (7)	11/11 at 100.00	A-1+	2,900,000

1,100	Milwaukee Redevelopment Authority, Wisconsin, Variable Rate Demand Bonds Housing Revenue Bonds, Yankee Hill Apartments, Refunding Series 2005, 0.130%, 9/01/25 (7)	11/11 at 100.00	A-1+	1,100,000

3,390	New Hanover County, North Carolina, Variable Rate Obligation Bonds, Series 2006, 0.130%, 2/01/26 (7)	3/12 at 100.00	A-1+	3,390,000

2,000	South Fulton Municipal Regional Water and Sewerage Authority, Georgia, Water Revenue Bonds, Variable Rate Demand Obligation, Series 2007, 0.180%, 1/01/33 (7)	12/11 at 100.00	N/R	2,000,000
$39,245	Total Variable Rate Demand Notes (cost $39,245,000)			39,245,000
	Total Short-Term Investments (cost $51,514,958)			51,514,958
	Total Investments (cost $326,224,627) – 102.9%			332,050,106
	Other Assets Less Liabilities – (2.9)%			(9,237,312)
	Net Assets – 100%			$322,812,794

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	During July 2010, the original issue for this security (1,000,000 par, 5.100% coupon and May, 15, 2011 maturity) was restructured into two new securities. The first security, which is 30% of the issue, has a 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the original issue, has 700,000 par, 5.100% coupon and May 15, 2014 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

(7)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen Tax Free Fund

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	MUNICIPAL BONDS – 97.7%

	Alabama – 0.1%

$350	Camden Industrial Development Board, Alabama, Exempt Facilities Revenue Bonds, Weyerhaeuser Company Project, Series 2003B, 6.375%, 12/01/24 (Pre-refunded 12/01/13) (Alternative Minimum Tax)	12/13 at 100.00	AA+	(4)	$391,013
	Alaska – 1.1%

5,000	Alaska State, International Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	Aa3		5,120,850
	Arizona – 8.4%

140	Arizona Board of Regents, Certificates of Participation, Northern Arizona University Research Projects, Series 2005, 5.000%, 9/01/23 – AMBAC Insured	9/15 at 100.00	A		144,546

3,055	Arizona Health Facilities Authority, Revenue Bonds, American Baptist Estates –Terraces Project, Series 2003A, 7.500%, 11/15/23 (Pre-refunded 11/15/13)	11/13 at 101.00	N/R	(4)	3,463,637

500	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.250%, 9/01/23	9/18 at 100.00	A+		547,180

200	Arizona State University Nanotechnology LLC Lease Revenue Refunding Bonds, Arizona State University Project, Series 2006, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	AA+		209,418

250	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/17 – SYNCORA GTY Insured	7/16 at 100.00	A		273,895

6,630	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A, 5.250%, 7/01/22 – AMBAC Insured	7/17 at 100.00	Aa3		7,203,628

500	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	No Opt. Call	AA		549,935

500	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–		508,390

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2004B, 5.250%, 8/01/26	8/14 at 100.00	AA–		770,693

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 4.500%, 8/01/25 – NPFG Insured	8/16 at 100.00	AA–		760,688

500	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A		523,840

3,500	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A		3,531,290

	Maricopa County Industrial Development Authority, Arizona, Senior Living Healthcare Revenue Bonds, GNMA Collateralized Mortgage Loan Immanuel Campus of Care Project, Series 2006A:
750	4.850%, 8/20/26	2/16 at 100.00	Aaa		771,495
500	5.000%, 8/20/35	2/16 at 100.00	Aaa		505,070

200	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R	(4)	234,848

310	Peoria Municpal Development Authority, Arizona, Revenue Bonds, Series 2006, 5.000%, 7/01/15	No Opt. Call	AA+		353,505

465	Peoria, Arizona, Improvement District 601, Improvement Bonds, Series 2007, 4.250%, 1/01/22	1/18 at 101.00	Aa3		493,732

4,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/31	7/20 at 100.00	A+		4,166,760

1,500	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/31 – FGIC Insured	No Opt. Call	AA		1,499,565

730	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 – NPFG Insured	7/17 at 100.00	Aa2		768,347

270	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	Aa2	(4)	321,230

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,000	Pinal County Unified School District 1 Florence, Arizona, General Obligation Bonds, Series 2007A, 5.000%, 7/01/27 – NPFG Insured	7/17 at 100.00	A	$1,049,430

300	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/20	1/12 at 100.00	A3	300,336

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/22	9/18 at 100.00	A–	1,041,910

500	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2005C, 0.000%, 7/01/21 – AMBAC Insured	7/17 at 100.00	AAA	499,255

4,300	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2008A, 5.000%, 7/01/21	7/18 at 100.00	AAA	4,916,491

1,178	Tempe Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2004A, 5.375%, 12/01/13	No Opt. Call	N/R	1,136,570

250	Tucson, Arizona, General Obligation Refunding Bonds, Series 1998, 5.500%, 7/01/18	No Opt. Call	Aa2	299,603

450	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Refunding Series 2004, 5.000%, 7/01/24	7/14 at 100.00	BBB+	442,922

185	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/16	7/15 at 100.00	BBB+	193,976

	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2003A:
375	5.250%, 8/01/21 – RAAI Insured	8/13 at 100.00	Baa2	376,759
100	6.000%, 8/01/33	8/13 at 100.00	Baa2	100,293

400	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003A-1, 4.900%, 3/01/28 (Alternative Minimum Tax)	3/16 at 101.00	BBB	397,088

365	Yuma, Arizona, Improvement District 68 Improvement Bonds, Series 2006, 4.700%, 1/01/21	1/17 at 101.00	A2	367,621
36,403	Total Arizona			38,723,946
	California – 8.2%

2,000	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21	6/18 at 100.00	AAA	2,296,760

5,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	BBB	5,137,500

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,087,559

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,087,559

400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	438,312

1,500	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,656,135

500	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	549,945

3,775	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2009A, 0.000%, 8/01/23	No Opt. Call	Aa2	2,042,577

5,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011B, 0.000%, 8/01/41	No Opt. Call	Aa2	809,450

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured	8/36 at 100.00	AA–	6,499,950

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	$4,133,360

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	480,792

4,000	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Subordinate Lien Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	AA–	4,559,040

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	A	538,990

1,000	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	882,750

5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31	8/26 at 100.00	AA–	3,216,950

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA–	1,093,276
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA–	524,936
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA–	1,012,860
57,025	Total California			38,048,701
	Colorado – 3.2%

5,000	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA	5,404,350

1,150	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2002B, 6.125%, 12/01/33	12/12 at 101.00	BBB–	1,137,580

2,500	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2002, 5.900%, 10/01/27	10/12 at 100.00	A–	2,517,975

2,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	A–	1,908,720

1,590	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	BBB	1,769,622

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	A+	1,982,667
13,970	Total Colorado			14,720,914
	Delaware – 1.5%

5,000	Delaware Transportation Authority, Senior Lien Transportation System Revenue Bonds, Series 2008, 5.000%, 7/01/19	No Opt. Call	AA+	6,009,950

990	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Seies 2011, 5.750%, 7/15/16	No Opt. Call	N/R	990,050
5,990	Total Delaware			7,000,000
	Florida – 5.3%

8,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA+	8,223,360

3,000	Florida State Board of Education, Lottery Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/22	7/21 at 100.00	AAA	3,451,200

375	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.000%, 6/01/38	6/16 at 100.00	A–	345,758

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$10,000	Palm Beach County Health Facilities Authority, Florida, Retirement Community Revenue Bonds, Adult Communities Total Services Retirement Life, Series 2006A, 4.500%, 11/15/36	11/16 at 100.00	BBB+	$8,085,300

2,415	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007, 5.000%, 8/01/18 – NPFG Insured	No Opt. Call	AA–	2,700,984

2,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa1	1,893,520
25,790	Total Florida			24,700,122
	Georgia – 3.6%

4,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	N/R	4,131,040

2,300	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	No Opt. Call	BBB	2,290,938

5,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A1	5,385,700

	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A:
1,500	6.125%, 2/15/26	2/14 at 101.00	N/R	1,416,285
2,500	6.125%, 2/15/34	2/14 at 101.00	N/R	2,255,125

1,000	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	A1	1,112,820
16,300	Total Georgia			16,591,908
	Hawaii – 1.0%

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
1,000	8.750%, 11/15/29	11/19 at 100.00	N/R	1,137,370
1,250	9.000%, 11/15/44	11/19 at 100.00	N/R	1,428,913

2,000	Hawaii State Department of Budget and Finance, Special Purpose Revenue Bonds, Kahala Nui Project, Series 2003A, 8.000%, 11/15/33	11/13 at 102.00	N/R	2,082,120
4,250	Total Hawaii			4,648,403
	Idaho – 0.2%

750	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.250%, 12/01/33	12/18 at 100.00	AA	833,385
	Illinois – 7.7%

2,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Series 2008C, 5.000%, 12/01/20	12/18 at 100.00	AA–	2,151,220

1,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	1,007,540

2,000	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 6.250%, 4/01/29	10/19 at 100.00	Baa2	2,097,740

400	Illinois Finance Authority, Revenue Bonds, Franciscan Communities Inc., Refunding Series 2007A, 5.500%, 5/15/37	5/17 at 100.00	N/R	311,080

3,500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	3,410,050

1,925	Illinois Finance Authority, Revenue Bonds, Landing at Plymouth Place Project, Series 2005A, 6.000%, 5/15/37	5/16 at 100.00	N/R	1,574,438

2,800	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.500%, 4/01/37	4/17 at 100.00	Baa2	2,717,848

3,680	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/30	11/18 at 100.00	A2	4,142,061

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,265	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A2	$1,350,299

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	5,230,500

100	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	95,933

3,230	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB	2,974,055

4,500	Illinois Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2001, 5.875%, 12/01/31	12/11 at 101.00	BBB–	4,504,950

4,000	Illinois Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2002A, 5.500%, 12/01/22 – RAAI Insured	12/12 at 100.00	BBB–	4,019,800
35,400	Total Illinois			35,587,514
	Indiana – 1.7%

425	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/32	4/14 at 100.00	N/R	314,033

2,830	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB+	2,786,050

	Portage, Indiana, Revenue Bonds, Series 2006:
1,000	5.000%, 7/15/23	7/16 at 100.00	A	1,008,680
775	5.000%, 1/15/27	7/16 at 100.00	A	762,786

3,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	3,241,260
8,030	Total Indiana			8,112,809
	Iowa – 0.1%

280	Muscatine, Iowa, Electric Revenue Bonds, Series 1979, 6.700%, 1/01/13 (ETM)	No Opt. Call	AAA	291,250
	Kansas – 1.6%

500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004B, 5.000%, 9/01/22	9/18 at 100.00	AAA	575,750

4,500	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	AA–	4,903,560

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	1,892,780
7,000	Total Kansas			7,372,090
	Kentucky – 0.6%

2,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	2,668,150
	Louisiana – 0.1%

500	Louisana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	N/R	527,040
	Massachusetts – 1.9%

2,850	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	10/17 at 100.00	N/R	2,679,542

1,000	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009A, 7.875%, 6/01/44	6/19 at 100.00	N/R	1,025,810

325	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009B-2, 6.250%, 6/01/14	12/11 at 100.00	N/R	324,633

910	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23	1/20 at 100.00	AA	949,121

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	A–	935,270

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$3,000	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	$3,009,870
9,085	Total Massachusetts			8,924,246
	Michigan – 3.0%

7,665	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/26 – AGM Insured	5/18 at 100.00	AA+	8,018,970

2,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A, 5.500%, 10/15/45	No Opt. Call	Aa3	2,158,200

3,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29	9/18 at 100.00	A1	3,581,340
12,665	Total Michigan			13,758,510
	Minnesota – 2.9%

3,000	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28	11/18 at 100.00	A	3,334,080

1,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	1,028,660

95	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	11/11 at 100.00	A	95,086

2,995	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 6.200%, 12/01/22	12/12 at 100.00	N/R	2,968,824

1,000	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2010A-1, 5.000%, 1/01/19	No Opt. Call	A2	1,159,160

1,000	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Series 2004, 5.250%, 9/01/34	9/14 at 100.00	BBB	984,890

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
2,000	6.000%, 11/15/25	11/15 at 100.00	BB+	2,009,160
2,000	6.000%, 11/15/30	11/15 at 100.00	BB+	1,964,360
13,090	Total Minnesota			13,544,220
	Missouri – 0.8%

3,185	Bi-State Development Agency, Missouri, Bi-State MetroLink District, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA+	3,607,108
	Montana – 1.0%

2,500	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2006, 4.650%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A2	2,614,650

2,500	Montana Facilities Finance Authority, Revenue Bonds, Siant John’s Lutheran Ministries Project, Series 2006A, 6.125%, 5/15/36	5/16 at 100.00	N/R	2,229,675
5,000	Total Montana			4,844,325
	Nebraska – 1.3%

2,750	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/20	1/18 at 100.00	A1	3,097,820

1,000	Omaha, Nebraska, General Obligation Bonds, Refunding Series 2011, 4.125%, 11/15/31	11/21 at 100.00	AAA	1,007,350

1,700	Washington County, Nebraska, Wastewater Facilities Revenue Bonds, Cargill Inc., Series 2002, 5.900%, 11/01/27 (Alternative Minimum Tax)	11/12 at 101.00	A	1,738,862
5,450	Total Nebraska			5,844,032

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Nevada – 1.1%

$2,740	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 5.750%, 9/01/31	9/12 at 101.00	BBB+		$2,693,639

2,260	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 5.750%, 9/01/31 (Pre-refunded 9/01/12)	9/12 at 101.00	BBB+	(4)	2,381,385

80	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Senior Lien Series 2006A, 4.750%, 9/01/36 – FGIC Insured (Alternative Minimum Tax)	9/16 at 100.00	BBB+		71,771
5,080	Total Nevada				5,146,795
	New Hampshire – 0.4%

1,250	New Hampshire Health and Education Facilities Authority, Healthcare System Revenue Bonds, Covenant Health Systems Obligated Group Issue, Series 2004, 5.375%, 7/01/24	7/14 at 100.00	A		1,267,700

800	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.875%, 7/01/34	7/15 at 100.00	N/R		798,928
2,050	Total New Hampshire				2,066,628
	New York – 0.3%

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A–		1,565,200
	North Carolina – 1.8%

2,500	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Refunding Series 2011, 5.000%, 10/01/28	10/21 at 100.00	A+		2,545,900

1,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.200%, 10/01/21	10/16 at 100.00	N/R		1,453,635

3,765	North Carolina State, General Obligation Bonds, Series 2005A, 5.000%, 3/01/21 (Pre-refunded 3/01/15)	3/15 at 100.00	N/R	(4)	4,282,989
7,765	Total North Carolina				8,282,524
	North Dakota – 0.2%

	West Fargo, North Dakota, General Obligation Bonds, Refunding & Improvement Series 2008A:
550	4.000%, 5/01/17 – AGC Insured	5/13 at 100.00	Aa3		567,793
540	4.000%, 5/01/18 – AGC Insured	5/13 at 100.00	Aa3		555,039
1,090	Total North Dakota				1,122,832
	Ohio – 1.3%

3,250	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	Baa1		3,253,315

1,000	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A–		1,013,050

1,540	Ohio State, Higher Educational Facility Revenue Bonds, Baldwin-Wallace College Project, Series 2004, 5.250%, 12/01/19	6/14 at 100.00	A–		1,648,678
5,790	Total Ohio				5,915,043
	Oregon – 2.5%

3,890	Oregon State Facilities Authority, Revenue Bonds, Reed College, Refunding Series 2011A, 5.125%, 7/01/41	7/20 at 100.00	Aa2		4,201,433

7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/20 at 100.00	AA–		7,411,578
11,045	Total Oregon				11,613,011
	Pennsylvania – 4.2%

1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB		1,028,550

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$1,350	Erie County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB		$1,363,460

3,990	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–		4,062,658

5,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Allegheny Energy Supply Company LLC., Senior Lien Series 2009, 7.000%, 7/15/39	7/19 at 100.00	BBB–		5,420,950

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Nineth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+		2,009,000

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2		2,707,107

1,600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Delaware County Community College, Series 2008, 5.000%, 10/01/24 – AGM Insured	4/18 at 100.00	Aa3		1,733,952

1,200	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A, 5.750%, 1/01/26	1/16 at 100.00	N/R		1,098,156
18,520	Total Pennsylvania				19,423,833
	Puerto Rico – 2.2%

10,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/29 – NPFG Insured	No Opt. Call	A3		10,308,100
	South Carolina – 0.5%

700	Georgetown County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company, Senior Lien Series 2005A, 5.550%, 12/01/29 (Alternative Minimum Tax)	12/15 at 100.00	BBB		703,892

1,250	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.125%, 8/01/23	8/13 at 100.00	BBB+		1,279,900

135	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+	(4)	148,821
2,085	Total South Carolina				2,132,613
	South Dakota – 3.9%

2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R		2,644,050

1,000	Rapid City, South Dakota, Airport Revenue Refunding Bonds, Passenger Facility Charge Supported, Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa2		1,083,540

2,270	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Series 2002A, 6.625%, 11/15/23 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(4)	2,400,525

1,400	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Davis Family Sodak, LLC Wastewater Project, Pooled Loan Program, Series 2004A, 6.000%, 4/01/29 (Alternative Minimum Tax)	4/14 at 100.00	A+		1,428,714

2,000	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Spearfish Products Project, Pooled Loan Program, Series 2008A, 5.875%, 4/01/28 (Alternative Minimum Tax)	4/16 at 100.00	A+		2,070,500

6,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 – AGC Insured	8/18 at 100.00	N/R		7,197,323

1,250	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006, 5.000%, 9/01/31	No Opt. Call	A–		1,193,163
17,170	Total South Dakota				18,017,815

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tennessee – 1.8%

$3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R		$3,181,500

2,500	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2000A, 7.500%, 7/01/33 (Pre-refunded 7/01/12)	7/12 at 103.00	Baa1	(4)	2,667,425

1,125	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Methodist Healthcare, Series 2002, 6.500%, 9/01/21 (Pre-refunded 9/01/12)	9/12 at 100.00	AA+	(4)	1,182,983

800	Shelby County, Tennessee, General Obligation Public Improvement and School Bonds, Refunding Series 2009A, 5.000%, 4/01/20	4/19 at 100.00	AA+		946,792

200	Shelby County, Tennessee, General Obligation Public Improvement and School Bonds, Refunding Series 2009A, 5.000%, 4/01/20 (Pre-refunded 4/01/19)	4/19 at 100.00	Aa1	(4)	241,438
7,625	Total Tennessee				8,220,138
	Texas – 14.4%

2,280	Abilene Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Sears Methodist Retirement System, Series 1998A, 5.875%, 11/15/18	11/11 at 100.00	N/R		2,090,965

455	Abilene Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Sears Methodist Retirement System, Series 1999, 5.875%, 11/15/18	11/11 at 100.00	N/R		417,276

3,635	Brazos County Health Facilities Development Corporation, Texas, Franciscan Services Corporation Obligated Group-St Joseph Regional, Revenue Bonds, Series 2008, 5.000%, 1/01/23	7/18 at 100.00	A–		3,701,775

3,500	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/19	7/17 at 100.00	A+		3,953,600

1,700	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–		1,733,660

	Crawford Educational Facilities Corporation, Texas, Higher Education Revenue Bonds, University of Saint Thomas Project, Series 2002:
1,300	5.250%, 10/01/22	10/12 at 100.00	BBB+		1,304,095
1,750	5.375%, 10/01/27	10/12 at 100.00	BBB+		1,750,298

500	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, Refunding Series 1994, 5.000%, 2/15/14 (ETM)	No Opt. Call	AAA		549,790

2,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35	12/18 at 100.00	A+		2,248,420

3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	BBB+		2,769,210

2,635	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 – AGC Insured	2/18 at 100.00	AA+		3,031,831

	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvment Series 2007:
1,000	5.125%, 11/01/27	11/17 at 100.00	BBB		981,280
2,500	5.250%, 11/01/37	11/17 at 100.00	BBB		2,351,625

4,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Mandatory put 1/01/16)	No Opt. Call	A2		5,141,250

5,440	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011C, 0.000%, 9/01/45	9/31 at 100.00	AA		3,332,707

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,000	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	No Opt. Call	AAA	$2,192,220

3,775	Red River Authority, Texas, Sewage and Solid Waste Disposal Revenue Bonds, Excel Corporation Project, Cargill Inc Guaranteed Series 2002, 6.100%, 2/01/22 (Alternative Minimum Tax)	2/12 at 101.00	A	3,825,094

4,000	San Antonio, Texas, Electric and Gas Revenue Bonds, Series 2008, 5.000%, 2/01/25	No Opt. Call	Aa1	4,426,720

10,000	San Antonio, Texas, Electric and Gas Revenue Bonds, Series 2009A, 5.250%, 2/01/25	No Opt. Call	Aa1	11,415,200

	San Marcos, Texas, General Obligation Bonds, Series 2008:
1,000	5.000%, 8/15/25 – AGM Insured	8/17 at 100.00	AA+	1,080,110
1,000	5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA+	1,066,860

1,000	San Marcos, Texas, Waterworks and Wastewater System Revenue Bonds, Series 2008, 5.000%, 8/15/26 – AGM Insured	8/17 at 100.00	AA+	1,067,400

1,600	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 6.000%, 11/15/26	11/16 at 100.00	N/R	1,605,456

	Travis County Health Facilities Development Corporation, Texas, Reitrement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,300	5.500%, 11/15/25	11/15 at 100.00	N/R	1,187,017
4,100	5.650%, 11/15/35	11/15 at 100.00	N/R	3,509,354
65,970	Total Texas			66,733,213
	Utah – 0.8%

3,520	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A, 8.000%, 7/15/41	7/21 at 100.00	BB+	3,651,472
	Vermont – 0.4%

1,000	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Refunding Series 2006A, 5.250%, 5/01/26	5/16 at 100.00	N/R	885,480

1,000	Vermont Educational and Health Buildings FInancing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A, 6.250%, 1/01/33	1/21 at 100.00	Baa2	1,048,210
2,000	Total Vermont			1,933,690
	Virginia – 0.2%

965	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	5/12 at 101.00	AA+	976,242
	Washington – 2.2%

2,070	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31	1/21 at 100.00	A	2,181,449

600	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16	No Opt. Call	Aa1	748,446

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
2,000	6.250%, 7/01/24	7/19 at 100.00	Baa2	2,106,680
2,000	7.000%, 7/01/39	7/19 at 100.00	Baa2	2,069,740

3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29	10/19 at 100.00	Baa1	3,050,130
9,670	Total Washington			10,156,445
	Wisconsin – 2.6%

2,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	2,722,875

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2004A, 6.750%, 8/15/34	8/14 at 100.00	N/R	2,010,039

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	No Opt. Call	Baa2	$1,229,862

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, EastCastle Place Inc., Series, 6.000%, 12/01/24	12/11 at 100.00	N/R	659,379

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Newcastle Place Project, Series 2001A, 7.000%, 12/01/31	12/11 at 101.00	N/R	1,593,959

4,000	Wisconsin Health and Educational Facilities Authority, Revenus Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	3,973,799
12,725	Total Wisconsin			12,189,913
	Wyoming – 1.6%

2,250	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31	3/21 at 100.00	A3	2,392,649

2,100	Teton County Hospital District, Jackson Hole, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center, Series 2002, 6.750%, 12/01/22	6/12 at 101.00	N/R	2,198,699

2,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	2,869,949
7,000	Total Wyoming			7,461,297
459,483	Total Municipal Bonds (cost $435,701,597) – 97.7%			452,777,340

Shares	Description (1)			Value
	SHORT-TERM INVESTMENTS – 1.1%

	Money Market Funds – 1.1%

5,293,950	First American Tax Free Obligations Fund, Class Z, 0.000% (5)			$5,293,950
	Total Short-Term Investments (cost $5,293,950)			5,293,950
	Total Investments (cost $440,995,547) – 98.8%			458,071,290
	Other Assets Less Liabilities – 1.2%			5,598,361
	Net Assets – 100%			$463,669,651

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

N/R	Not rated.

(ETM)	Escrowed to maturity.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

October 31, 2011

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Assets
Long-term investments, at value (cost $706,411,730, $274,709,669 and $435,701,597, respectively)	$744,211,696	$280,535,148	$452,777,340
Short-term investments (at cost, which approximates value)	4,227,702	51,514,958	5,293,950
Receivables:
Interest	10,217,284	3,559,290	7,141,875
Shares sold	836,831	830,196	726,667
Other assets	5,396	5,830	5,605
Total assets	759,498,909	336,445,422	465,945,437
Liabilities
Payables:
Dividends	2,162,308	521,510	1,463,879
Investments purchased	27,826	12,821,937	—
Shares redeemed	491,656	109,980	390,571
Accrued expenses:
Management fees	415,649	130,459	267,884
12b-1 distribution and service fees	9,049	2,847	11,572
Other	193,249	45,895	141,880
Total liabilities	3,299,737	13,632,628	2,275,786
Net assets	$756,199,172	$322,812,794	$463,669,651
Class A Shares
Net assets	$56,069,687	$17,424,262	$50,307,493
Shares outstanding	5,094,121	1,727,915	4,624,925
Net asset value per share	$11.01	$10.08	$10.88
Offering price per share (net asset value per share plus maximum sales charge of 3.00%, 2.50% and 4.20%, respectively, of offering price)	$11.35	$10.34	$11.36
Class C Shares
Net assets	N/A	$24,869	N/A
Shares outstanding	N/A	2,468	N/A
Net asset value and offering price per share	N/A	$10.08	N/A
Class C1 Shares
Net assets	$3,346,996	N/A	$5,389,659
Shares outstanding	302,840	N/A	498,336
Net asset value and offering price per share	$11.05	N/A	$10.82
Class I Shares
Net assets	$696,782,489	$305,363,663	$407,972,499
Shares outstanding	63,501,375	30,298,033	37,493,969
Net asset value and offering price per share	$10.97	$10.08	$10.88
Net assets consist of:
Capital paid-in	$715,740,293	$316,694,434	$456,410,919
Undistributed (Over-distribution of) net investment income	1,177,137	755,209	1,218,612
Accumulated net realized gain (loss)	1,481,776	(462,328)	(11,035,623)
Net unrealized appreciation (depreciation)	37,799,966	5,825,479	17,075,743
Net assets	$756,199,172	$322,812,794	$463,669,651
Authorized shares	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A	– Intermediate Tax Free and Tax Free do not offer Class C Shares. Short Term Municipal Bond does not offer Class C1 Shares.

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Operations (Unaudited)

Six Months Ended October 31, 2011

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Investment Income	$17,878,192	$4,153,265	$12,124,434
Expenses
Management fees	2,154,679	649,723	1,314,477
12b-1 service fees – Class A	42,776	11,372	47,150
12b-1 distribution and service fees – Class C(1)	N/A	24	N/A
12b-1 distribution and service fees – Class C1	11,758	N/A	18,339
Shareholders’ servicing agent fees and expenses	78,355	30,917	55,817
Custodian’s fees and expenses	101,487	33,112	54,243
Directors’ fees and expenses	10,001	3,921	6,041
Professional fees	22,740	22,061	22,272
Shareholders’ reports – printing and mailing expenses	53,623	14,346	40,567
Federal and state registration fees	27,201	14,841	25,901
Other expenses	15,155	7,250	9,186
Total expenses before expense reimbursement	2,517,775	787,567	1,593,993
Expense reimbursement	(17,009)	—	(31,218)
Net expenses	2,500,766	787,567	1,562,775
Net investment income (loss)	15,377,426	3,365,698	10,561,659
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,078,229	343,020	1,205,395
Change in net unrealized appreciation (depreciation) of investments	14,688,740	2,079,711	19,815,388
Net realized and unrealized gain (loss)	15,766,969	2,422,731	21,020,783
Net increase (decrease) in net assets from operations	$31,144,395	$5,788,429	$31,582,442

N/A	– Intermediate Tax Free and Tax Free do not offer Class C Shares. Short Term Municipal Bond does not offer Class C1 Shares.
(1)	– For the period August 31, 2011 (commencement of operations) through October 31, 2011.

See accompanying notes to financial statements.

62	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Intermediate Tax Free
	Six Months Ended 10/31/11	Ten Months Ended 4/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$15,377,426	$25,920,097	$29,939,992
Net realized gain (loss) from investments	1,078,229	728,987	1,318,688
Change in net unrealized appreciation (depreciation) of investments	14,688,740	(11,689,192)	27,549,719
Net increase (decrease) in net assets from operations	31,144,395	14,959,892	58,808,399
Distributions to Shareholders
From net investment income:
Class A	(1,059,414)	(1,956,849)	(1,855,670)
Class C	N/A	N/A	N/A
Class C1	(58,788)	(93,293)	(16,111)
Class I	(13,321,013)	(23,353,418)	(27,973,924)
From accumulated net realized gains:
Class A	—	(53,825)	—
Class C	N/A	N/A	N/A
Class C1	—	(3,870)	—
Class I	—	(638,816)	—
Decrease in net assets from distributions to shareholders	(14,439,215)	(26,100,071)	(29,845,705)
Fund Share Transactions
Proceeds from sale of shares	87,451,033	152,863,023	216,094,542
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,703,175	3,354,895	3,478,725
	89,154,208	156,217,918	219,573,267
Cost of shares redeemed	(87,038,359)	(185,241,432)	(148,405,988)
Net increase (decrease) in net assets from Fund share transactions	2,115,849	(29,023,514)	71,167,279
Net increase (decrease) in net assets	18,821,029	(40,163,693)	100,129,973
Net assets at the beginning of period	737,378,143	777,541,836	677,411,863
Net assets at the end of period	$756,199,172	$737,378,143	$777,541,836
Undistributed (Over-distribution of) net investment income at the end of period	$1,177,137	$238,926	$(277,611)

N/A	– Intermediate Tax Free does not offer Class C Shares.

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of Changes in Net Assets (Unaudited) (continued)

	Short Term Municipal Bond
	Six Months Ended 10/31/11	Ten Months Ended 4/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$3,365,698	$5,268,114	$5,169,257
Net realized gain (loss) from investments	343,020	630,537	2,406,276
Change in net unrealized appreciation (depreciation) of investments	2,079,711	(1,305,264)	2,991,721
Net increase (decrease) in net assets from operations	5,788,429	4,593,387	10,567,254
Distributions to Shareholders
From net investment income:
Class A	(110,668)	(122,365)	(115,881)
Class C	(69)	N/A	N/A
Class C1	N/A	N/A	N/A
Class I	(3,022,379)	(4,617,634)	(5,052,188)
From accumulated net realized gains:
Class A	—	—	—
Class C	—	N/A	N/A
Class C1	N/A	N/A	N/A
Class I	—	—	—
Decrease in net assets from distributions to shareholders	(3,133,116)	(4,739,999)	(5,168,069)
Fund Share Transactions
Proceeds from sale of shares	94,894,386	146,464,544	260,316,833
Proceeds from shares issued to shareholders due to reinvestment of distributions	292,136	338,031	381,607
	95,186,522	146,802,575	260,698,440
Cost of shares redeemed	(60,165,610)	(179,470,534)	(130,472,393)
Net increase (decrease) in net assets from Fund share transactions	35,020,912	(32,667,959)	130,226,047
Net increase (decrease) in net assets	37,676,225	(32,814,571)	135,625,232
Net assets at the beginning of period	285,136,569	317,951,140	182,325,908
Net assets at the end of period	$322,812,794	$285,136,569	$317,951,140
Undistributed (Over-distribution of) net investment income at the end of period	$755,209	$522,627	$(5,489)

N/A	– Short Term Municipal Bond did not offer Class C Shares prior to August 31, 2011, and does not offer Class C1 Shares.

See accompanying notes to financial statements.

64	Nuveen Investments

	Tax Free
	Six Months Ended 10/31/11	Ten Months Ended 4/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$10,561,659	$17,878,823	$22,109,557
Net realized gain (loss) from investments	1,205,395	(5,412,444)	799,838
Change in net unrealized appreciation (depreciation) of investments	19,815,388	(8,936,878)	41,451,772
Net increase (decrease) in net assets from operations	31,582,442	3,529,501	64,361,167
Distributions to Shareholders
From net investment income:
Class A	(986,043)	(1,640,697)	(1,995,734)
Class C	N/A	N/A	N/A
Class C1	(105,949)	(181,301)	(192,830)
Class I	(8,661,103)	(15,255,449)	(20,293,419)
From accumulated net realized gains:
Class A	—	—	—
Class C	N/A	N/A	N/A
Class C1	—	—	—
Class I	—	—	—
Decrease in net assets from distributions to shareholders	(9,753,095)	(17,077,447)	(22,481,983)
Fund Share Transactions
Proceeds from sale of shares	54,287,655	79,316,602	122,455,491
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,129,647	1,796,724	2,262,109
	55,417,302	81,113,326	124,717,600
Cost of shares redeemed	(45,311,280)	(131,630,970)	(90,562,727)
Net increase (decrease) in net assets from Fund share transactions	10,106,022	(50,517,644)	34,154,873
Net increase (decrease) in net assets	31,935,369	(64,065,590)	76,034,057
Net assets at the beginning of period	431,734,282	495,799,872	419,765,815
Net assets at the end of period	$463,669,651	$431,734,282	$495,799,872
Undistributed (Over-distribution of) net investment income at the end of period	$1,218,612	$410,048	$(391,330)

N/A	– Tax Free does not offer Class C Shares.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE TAX FREE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
CLASS A (12/87)
Year Ended 4/30
2012(e)	$10.76	$.22	$.23	$.45	$(.20)	$—	$(.20)	$11.01
2011(f)	10.90	.36	(.14)	.22	(.35)	(.01)	(.36)	10.76
Year Ended 6/30
2010	10.46	.43	.44	.87	(.43)	—	(.43)	10.90
2009	10.51	.45	(.03)	.42	(.46)	(.01)	(.47)	10.46
2008	10.63	.44	(.09)	.35	(.43)	(.04)	(.47)	10.51
2007	10.63	.44	.01	.45	(.44)	(.01)	(.45)	10.63
2006(g)	10.92	.32	(.26)	.06	(.32)	(.03)	(.35)	10.63
Year Ended 9/30
2005	11.18	.44	(.19)	.25	(.45)	(.06)	(.51)	10.92
CLASS C1 (10/09)
Year Ended 4/30
2012(e)	10.81	.19	.23	.42	(.18)	—	(.18)	11.05
2011(f)	10.94	.31	(.13)	.18	(.30)	(.01)	(.31)	10.81
Year Ended 6/30
2010(h)	10.76	.25	.18	.43	(.25)	—	(.25)	10.94
CLASS I (2/94)
Year Ended 4/30
2012(e)	10.73	.23	.22	.45	(.21)	—	(.21)	10.97
2011(f)	10.87	.36	(.14)	.22	(.35)	(.01)	(.36)	10.73
Year Ended 6/30
2010	10.43	.44	.44	.88	(.44)	—	(.44)	10.87
2009	10.49	.45	(.04)	.41	(.46)	(.01)	(.47)	10.43
2008	10.61	.44	(.08)	.36	(.44)	(.04)	(.48)	10.49
2007	10.61	.45	.01	.46	(.45)	(.01)	(.46)	10.61
2006(g)	10.90	.33	(.26)	.07	(.33)	(.03)	(.36)	10.61
Year Ended 9/30
2005	11.16	.46	(.19)	.27	(.47)	(.06)	(.53)	10.90

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

4.24%	$56,070	.81	%*	3.92	%*	.75	%*	3.98	%*	4%
2.00	59,548	.91	*	3.78	*	.72	*	3.96	*	9

8.42	59,606	1.02		3.74		.75		4.01		10
4.09	35,017	1.02		4.02		.75		4.29		13
3.33	27,554	1.02		3.85		.77		4.10		19
4.27	29,687	1.02		3.91		.85		4.08		27
.56	32,521	1.05	*	3.75	*	.85	*	3.95	*	15

2.31	34,658	1.05		3.78		.85		3.98		15

3.90	3,347	1.31	*	3.47	*	1.31	*	3.47	*	4
1.61	3,781	1.34	*	3.38	*	1.31	*	3.41	*	9

4.05	1,484	1.42	*	3.37	*	1.35	*	3.44	*	10

4.24	696,782	.66	*	4.12	*	.66	*	4.12	*	4
2.08	674,049	.70	*	3.98	*	.66	*	4.02	*	9

8.50	716,452	.77		3.98		.70		4.05		10
4.05	642,395	.77		4.27		.70		4.34		13
3.41	630,820	.77		4.10		.70		4.17		19
4.43	554,618	.77		4.16		.70		4.23		27
.67	596,306	.80	*	4.00	*	.70	*	4.10	*	15

2.47	641,141	.80		4.03		.70		4.13		15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended October 31, 2011.
(f)	For the ten months ended April 30, 2011.
(g)	For the nine months ended June 30, 2006.
(h)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SHORT TERM MUNICIPAL BOND
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
CLASS A (10/02)
Year Ended 4/30
2012(e)	$9.98	$.10	$.10	$.20	$(.10)	$—	$(.10)	$10.08
2011(f)	9.98	.16	(.02)	.14	(.14)	—	(.14)	9.98
Year Ended 6/30
2010	9.74	.20	.22	.42	(.18)	—	(.18)	9.98
2009	9.79	.28	(.07)	.21	(.26)	—	(.26)	9.74
2008	9.70	.30	.10	.40	(.31)	—	(.31)	9.79
2007	9.68	.28	.03	.31	(.29)	—	(.29)	9.70
2006(g)	9.78	.19	(.09)	.10	(.20)	—	(.20)	9.68
Year Ended 9/30
2005	9.96	.24	(.17)	.07	(.25)	—	(.25)	9.78
CLASS C (8/11)
Year Ended 4/30
2012(h)	10.13	.03	(.05)	(.02)	(.03)	—	(.03)	10.08
CLASS I (10/02)
Year Ended 4/30
2012(e)	9.98	.12	.09	.21	(.11)	—	(.11)	10.08
2011(f)	9.98	.17	(.02)	.15	(.15)	—	(.15)	9.98
Year Ended 6/30
2010	9.74	.20	.24	.44	(.20)	—	(.20)	9.98
2009	9.79	.27	(.05)	.22	(.27)	—	(.27)	9.74
2008	9.70	.31	.10	.41	(.32)	—	(.32)	9.79
2007	9.68	.31	.01	.32	(.30)	—	(.30)	9.70
2006(g)	9.78	.21	(.10)	.11	(.21)	—	(.21)	9.68
Year Ended 9/30
2005	9.96	.26	(.18)	.08	(.26)	—	(.26)	9.78

68	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

2.00%	$17,424	.72	%*	2.08	%*	.72	%*	2.08	%*	16%
1.41	7,790	.89	*	1.73	*	.71	*	1.91	*	21

4.38	7,168	1.06		1.49		.74		1.81		45
2.17	3,376	1.11		2.35		.75		2.71		70
4.17	2,308	1.11		2.69		.75		3.05		58
3.22	2,410	1.08		2.61		.75		2.94		57
1.02	3,321	1.08	*	2.32	*	.75	*	2.65	*	22

.83	4,103	1.06		2.15		.75		2.46		37

(.22)	25	1.07	*	1.68	*	1.07	*	1.68	*	16

2.09	305,364	.52	*	2.29	*	.52	*	2.29	*	16
1.54	277,347	.67	*	1.94	*	.55	*	2.06	*	21

4.53	310,783	.81		1.74		.59		1.96		45
2.32	178,950	.86		2.58		.60		2.84		70
4.33	143,985	.86		2.94		.60		3.20		58
3.37	161,468	.83		2.86		.60		3.09		57
1.13	235,900	.83	*	2.57	*	.60	*	2.80	*	22

.67	329,647	.81		2.41		.60		2.62		37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended October 31, 2011.
(f)	For the ten months ended April 30, 2011.
(g)	For the nine months ended June 30, 2006.
(h)	For the period August 31 (commencement of operations) through October 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TAX FREE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)	Net Realized/ Unrealized Gain (Loss)(a)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
CLASS A (11/96)
Year Ended 4/30
2012(e)	$10.35	$.24	$.51	$.75	$(.22)	$—	$(.22)	$10.88
2011(f)	10.61	.39	(.29)	.10	(.36)	—	(.36)	10.35
Year Ended 6/30
2010	9.65	.49	.97	1.46	(.50)	—	(.50)	10.61
2009	10.26	.48	(.59)	(.11)	(.48)	(.02)	(.50)	9.65
2008	10.77	.45	(.46)	(.01)	(.44)	(.06)	(.50)	10.26
2007	10.86	.45	—	.45	(.45)	(.09)	(.54)	10.77
2006(g)	11.10	.35	(.20)	.15	(.35)	(.04)	(.39)	10.86
Year Ended
2005	11.18	.47	.03	.50	(.47)	(.11)	(.58)	11.10
CLASS C1 (9/01)
Year Ended 4/30
2012(e)	10.29	.22	.51	.73	(.20)	—	(.20)	10.82
2011(f)	10.56	.33	(.28)	.05	(.32)	—	(.32)	10.29
Year Ended 6/30
2010	9.61	.43	.96	1.39	(.44)	—	(.44)	10.56
2009	10.21	.42	(.57)	(.15)	(.43)	(.02)	(.45)	9.61
2008	10.72	.39	(.45)	(.06)	(.39)	(.06)	(.45)	10.21
2007	10.81	.40	.01	.41	(.41)	(.09)	(.50)	10.72
2006(g)	11.05	.32	(.20)	.12	(.32)	(.04)	(.36)	10.81
Year Ended
2005	11.13	.42	.03	.45	(.42)	(.11)	(.53)	11.05
CLASS I (11/96)
Year Ended 4/30
2012(e)	10.36	.25	.51	.76	(.24)	—	(.24)	10.88
2011(f)	10.62	.39	(.28)	.11	(.37)	—	(.37)	10.36
Year Ended 6/30
2010	9.66	.49	.97	1.46	(.50)	—	(.50)	10.62
2009	10.27	.49	(.59)	(.10)	(.49)	(.02)	(.51)	9.66
2008	10.78	.46	(.46)	—	(.45)	(.06)	(.51)	10.27
2007	10.87	.48	—	.48	(.48)	(.09)	(.57)	10.78
2006(g)	11.11	.37	(.20)	.17	(.37)	(.04)	(.41)	10.87
Year Ended
2005	11.19	.50	.02	.52	(.49)	(.11)	(.60)	11.11

70	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

7.33%	$50,307	.88	%*	4.39	%*	.75	%*	4.52	%*	7%
0.98	44,625	.95	*	4.18	*	.70	*	4.43	*	30

15.32	45,885	1.04		4.41		.75		4.70		25
(.80)	35,276	1.04		4.78		.75		5.07		34
(.05)	35,557	1.02		4.04		.78		4.28		52
4.16	37,760	1.03		4.00		.95		4.08		31
1.37	36,519	1.06	*	4.17	*	.95	*	4.28	*	13

4.51	38,205	1.06		4.09		.95		4.20		8

7.14	5,390	1.33	*	4.08	*	1.33	*	4.08	*	7
0.43	5,654	1.37	*	3.76	*	1.29	*	3.83	*	30

14.60	5,698	1.44		4.00		1.35		4.09		25
(1.30)	3,442	1.44		4.39		1.35		4.48		34
(.61)	3,104	1.43		3.64		1.35		3.72		52
3.76	2,495	1.51		3.51		1.35		3.67		31
1.06	2,210	1.81	*	3.41	*	1.35	*	3.87	*	13

4.13	2,712	1.81		3.34		1.35		3.80		8

7.34	407,973	.68	*	4.72	*	.68	*	4.72	*	7
1.07	381,455	.72	*	4.39	*	.64	*	4.47	*	30

15.36	444,217	.79		4.68		.70		4.77		25
(.75)	381,048	.79		5.01		.70		5.10		34
.04	448,774	.78		4.28		.70		4.36		52
4.42	539,360	.78		4.24		.70		4.32		31
1.57	455,910	.81	*	4.42	*	.70	*	4.53	*	13

4.77	436,303	.81		4.34		.70		4.45		8

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended October 31, 2011.
(f)	For the ten months ended April 30, 2011.
(g)	For the nine months ended June 30, 2006.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	71

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Intermediate Tax Free Fund (“Intermediate Tax Free”), Nuveen Short Term Municipal Bond Fund (“Short Term Municipal Bond”), formerly known as Nuveen Short Tax Free Fund and Nuveen Tax Free Fund (“Tax Free”), (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Intermediate Tax Free’s and Short Term Municipal Bond’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital. Tax Free’s investment objective is to provide maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.

Under normal market conditions, as a fundamental policy, each Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Each Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. Each Fund may also invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high yield” securities or “junk bonds”).

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Effective August 31, 2011, the Nuveen Short Term Municipal Bond Fund changed its name from Nuveen Short Tax Free Fund. There were no changes in the Fund’s investment objectives, policies or portfolio management personnel.

During the prior fiscal period, the Funds’ Board of Directors approved a change in the Funds’ fiscal and tax year ends from June 30 to April 30.

Fund Reorganizations

The Board of Directors of Intermediate Tax Free and Tax Free have approved the reorganizations of each Fund (each an “Acquired Fund” and collectively, the “Acquired Funds”) into Nuveen Intermediate Duration Municipal Bond Fund and Nuveen All-American Municipal Bond Fund, respectively (each an “Acquiring Fund” and collectively, the “Acquiring Funds”). The reorganizations are subject to approval by the shareholders of each of the Acquired Funds. For the reorganizations, upon shareholder approval, the Acquired Funds will transfer all of their assets and liabilities to their Acquiring Fund in exchange for their Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to the shareholders of the Acquired Funds and the Acquired Funds will be terminated. As a result of the reorganizations, shareholders of each Acquired Fund will become shareholders of their Acquiring Fund. The shareholders of the Acquired Funds will receive their Acquiring Fund shares with a total value equal to the total value of their Acquired Fund shares immediately prior to the closing of the reorganization.

A special meeting for the shareholders of each Acquired Fund is expected to be held on January 20, 2012, for Intermediate Tax Free and in mid-March 2012 for Tax Free, for the purpose of voting on the reorganizations. If the required shareholder approvals are obtained on the meeting dates, it is anticipated that each reorganization will be consummated shortly after its special shareholder meeting.

Further information regarding the proposed reorganization of Intermediate Tax Free is contained in proxy materials that were sent to those who were shareholders of Intermediate Tax Free as of the close of business on December 21, 2011, the record date for the special meeting. Further information regarding the proposed reorganization of Tax Free will be contained in proxy materials that are expected to be sent to shareholders of Tax Free in mid-February 2012.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc., (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

72	Nuveen Investments

Investments in open-end funds are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2011, Short Term Municipal Bond had outstanding when-issued/delayed delivery purchase commitments of $8,126,783. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares of Intermediate Tax Free are generally sold with an up-front sales charge of 3.00% and incur a .15% annual 12b-1 service fee. Class A Shares of Short Term Municipal are generally sold with an up-front sales charge of 2.50% and incur a .20% annual

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

12b-1 service fee. Class A Shares of Tax Free are generally sold with an up-front sales charge of 4.20% and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more for Intermediate Tax Free and Tax Free and $250,000 or more for Short Tax Free are sold at net asset value without an up-front sales but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase.

Class C Shares of Short Term Municipal Bond are sold without an up-front sales charge but incur a .35% annual 12b-1 distribution fee and a ..20% annual 12b-1 service fee. Class C1 Shares of Intermediate Tax Free and Tax Free are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment. Class C1 Shares incur a .40% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares and Class C1 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase.

Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the six months ended October 31, 2011, the Funds did not invest in externally-deposited inverse floaters or self-deposited inverse floaters.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not invest in any such investments during the six months ended October 31, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

74	Nuveen Investments

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class. Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2011:

Intermediate Tax Free	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$744,211,696	$—	$744,211,696
Short-Term Investments	4,227,702	—	—	4,227,702
Total	$4,227,702	$744,211,696	$—	$748,439,398

Short Term Municipal Bond	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$280,535,148	$—	$280,535,148
Short-Term Investments	12,269,958	39,245,000	—	51,514,958
Total	$12,269,958	$319,780,148	$—	$332,050,106

Tax Free	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$452,777,340	$—	$452,777,340
Short-Term Investments	5,293,950	—	—	5,293,950
Total	$5,293,950	$452,777,340	$—	$458,071,290

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

During the six months ended October 31, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended October 31, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Intermediate Tax Free
	Six Months Ended 10/31/11		Ten Months Ended 4/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	971,209	$10,685,224	1,843,880	$20,008,834	2,979,744	$32,250,714
Class C1	9,861	107,925	676,604	3,002,932	151,008	1,644,889
Class I	6,998,341	76,657,884	11,984,797	129,851,257	16,900,005	182,198,939
Shares issued to shareholders due to reinvestment of distributions:
Class A	58,334	640,506	128,382	1,394,329	115,632	1,252,473
Class C1	3,565	39,312	5,432	58,998	901	9,834
Class I	93,502	1,023,357	175,855	1,901,568	205,344	2,216,418
	8,134,812	89,154,208	14,814,950	156,217,918	20,352,634	219,573,267
Shares redeemed:
Class A	(1,470,051)	(16,103,102)	(1,906,956)	(20,618,317)	(974,746)	(10,577,766)
Class C1	(60,489)	(666,633)	(467,686)	(662,444)	(16,356)	(178,444)
Class I	(6,425,171)	(70,268,624)	(15,239,625)	(163,960,671)	(12,763,360)	(137,649,778)
	(7,955,711)	(87,038,359)	(17,614,267)	(185,241,432)	(13,754,462)	(148,405,988)
Net increase (decrease)	179,101	$2,115,849	(2,799,317)	$(29,023,514)	6,598,172	$71,167,279

	Short Term Municipal Bond
	Six Months Ended 10/31/11		Ten Months Ended 4/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,006,614	$10,174,214	421,279	$4,223,946	413,958	$4,088,840
Class C	2,468	25,000	N/A	N/A	N/A	N/A
Class I	8,386,700	84,695,172	14,222,873	142,240,598	25,824,027	256,227,993
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,950	90,362	7,007	70,025	6,563	56,353
Class I	19,993	201,774	26,809	268,006	32,782	325,254
	9,424,725	95,186,522	14,677,968	146,802,575	26,277,330	260,698,440
Shares redeemed:
Class A	(68,117)	(687,796)	(366,088)	(3,638,389)	(48,909)	(486,511)
Class I	(5,900,893)	(59,477,814)	(17,599,269)	(175,832,145)	(13,089,130)	(129,985,882)
	(5,969,010)	(60,165,610)	(17,965,357)	(179,470,534)	(13,138,039)	(130,472,393)
Net increase (decrease)	3,455,715	$35,020,912	(3,287,389)	$(32,667,959)	13,139,291	$130,226,047

N/A	– Short Term Municipal Bond did not offer Class C Shares prior to August 31, 2011.

76	Nuveen Investments

	Tax Free
	Six Months Ended 10/31/11		Ten Months Ended 4/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	690,007	$7,449,633	759,821	$8,069,714	1,493,801	$2,769,507
Class C1	1,167	12,471	711,871	1,145,723	266,742	15,620,978
Class I	4,357,066	46,825,551	6,629,136	70,101,165	10,001,485	104,065,006
Shares issued to shareholders due to reinvestment of distributions:
Class A	56,931	612,809	88,218	927,759	122,150	1,270,323
Class C1	5,978	63,873	9,864	103,119	9,698	100,537
Class I	42,094	452,965	72,611	765,846	85,515	891,249
	5,153,243	55,417,302	8,271,521	81,113,326	11,979,391	124,717,600
Shares redeemed:
Class A	(433,762)	(4,653,732)	(862,844)	(8,905,637)	(944,094)	(9,849,359)
Class C1	(58,097)	(624,183)	(712,198)	(1,107,875)	(95,016)	(990,284)
Class I	(3,742,584)	(40,033,365)	(11,705,797)	(121,617,458)	(7,677,828)	(79,723,084)
	(4,234,443)	(45,311,280)	(13,280,839)	(131,630,970)	(8,716,938)	(90,562,727)
Net increase (decrease)	918,800	$10,106,022	(5,009,318)	$(50,517,644)	3,262,453	$34,154,873

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended October 31, 2011, were as follows:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Purchases	$27,915,980	$103,205,279	$36,024,079
Sales and maturities	29,126,722	44,949,784	28,716,414

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Cost of investments	$710,639,432	$326,224,627	$441,000,291
Gross unrealized:
Appreciation	42,562,768	6,562,335	23,415,190
Depreciation	(4,762,802)	(736,856)	(6,344,191)
Net unrealized appreciation (depreciation) of investments	$37,799,966	$5,825,479	$17,070,999

Permanent differences, primarily due to tax equalization, resulted in reclassifications among the Funds’ components of net assets at April 30, 2011, the Funds’ last tax year-end, as follows:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Capital paid-in	$118,155	$—	$—
Undistributed (Over-distribution of) net investment income	—	—	—
Accumulated net realized gain (loss)	(118,155)	—	—

Nuveen Investments	77

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2011, the Funds’ last tax year end, were as follows:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Undistributed net tax-exempt income*	$2,660,150	$989,402	$1,722,749
Undistributed net ordinary income**	—	8,062	245,628
Undistributed net long-term capital gains	403,548	—	—
*	Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2011 through April 30, 2011 and paid on May 2, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax years ended April 30, 2011 and June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

Ten months ended April 30, 2011	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Distributions from net tax-exempt income	$25,126,987	$4,683,697	$16,999,911
Distributions from net ordinary income**	184,659	36,861	299,646
Distributions from net long-term capital gains	805,036	—	—

Tax year ended June 30, 2010	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Distributions from net tax-exempt income	$29,070,014	$5,064,175	$21,875,142
Distributions from net ordinary income**	625,709	17,356	525,606
Distributions from net long-term gains	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2011, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Short Term Municipal Bond	Tax Free
Expiration:
April 30, 2015	$419,358	$—
April 30, 2017	312,109	—
April 30, 2018	—	6,429,161
April 30, 2019	—	732,365
Total	$731,467	$7,161,526

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through April 30, 2011, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer post-October losses as follows:

Tax Free
Post-October capital losses	$4,676,198

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Intermediate Tax Free Fund-Level Fee Rate	Short Term Municipal Bond Fund-Level Fee Rate	Tax Free Fund-Level Fee Rate
For the first $125 million	.4000%	.2500%	.4000%
For the next $125 million	.3875	.2375	.3875
For the next $250 million	.3750	.2250	.3750
For the next $500 million	.3625	.2125	.3625
For the next $1 billion	.3500	.2000	.3500
For net assets over $2 billion	.3250	.1750	.3250

78	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2011, the complex-level fee rates for Intermediate Tax Free, Short Term Municipal Bond and Tax Free were .1971%, .1967% and .1971%, respectively.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses of each Fund so that total annual Fund operating expenses (excluding acquired Fund fees and expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Class A Shares	.90%	.80%	.90%
Class C Shares	N/A	1.15	N/A
Class C1 Shares	1.35	N/A	1.35
Class I Shares	.70	.60	.70
Expiration date	August 31, 2012	August 31, 2012	August 31, 2012
N/A	– Intermediate Tax Free and Tax Free do not issue Class C Shares. Short Tax Free does not offer Class C1 Shares.

The Adviser has also contractually agreed to reimburse Class A Share 12b-1 fees through March 31, 2012 to the extent necessary so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.75% for Class A Shares of each Fund. In addition, Nuveen Securities, LLC the Funds’ distributor, (the “Distributor”) has contractually agreed to limit its Class A Share 12b-1 fees for Intermediate Tax Free to 0.15% of average daily net assets through March 31, 2012.

The Adviser may also voluntarily reimburse expenses from time to time in the Fund. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	79

Notes to Financial Statements (Unaudited) (continued)

During the six months ended October 31, 2011, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Sales charges collected	$70,699	$22,383	$32,612
Paid to financial intermediaries	61,216	20,733	29,304

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended October 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Commission advances	$23,125	$11,640	$9,000

All 12b-1 service and distribution fees collected on Class C Shares and Class C1 Shares during the first year following a purchase were retained by the Distributor to compensate for commissions advanced to financial intermediaries. During the six months ended October 31, 2011, the Distributor retained such 12b-1 fees as follows:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
12b-1 fees retained	$6,592	$23	$2,041

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended October 31, 2011, as follows:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
CDSC retained	$329	$1,499	$157

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

80	Nuveen Investments

Notes

Nuveen Investments	81

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Barclays Capital Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Barclays Capital 1-15 Year Blend Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between 1 and 17 years. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Barclays Capital 3-Year Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between two and four years. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper General Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General Municipal Debt Funds Classification. The Lipper General Municipal Debt Funds Classification Average contained 246, 240, 188 and 156 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. The Lipper Intermediate Municipal Debt Funds Classification Average contained 174, 166, 123 and 83 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. The Lipper Short Municipal Debt Funds Classification Average contained 90, 86, 57 and 41 funds for the 6-month, 1-year, 5-year and since inception periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

82	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and

Shareholder Services

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	83

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FSIT-1011D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date January 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date January 6, 2012

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date January 6, 2012